The
                                     GABELLI
                                    Westwood
                                      Funds

                                   EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   REALTY FUND
                              MIGHTY MITES(SM) FUND

                                  ANNUAL REPORT
                               SEPTEMBER 30, 1998

                           The Gabelli Westwood Funds
                           ==========================

                                  Annual Report

                               September 30, 1998

            ***** Equity Fund                     SmallCap Equity Fund

            **** Balanced Fund                    Realty Fund

            *** Intermediate Bond Fund            Mighty Mites(SM) Fund

      Morningstar rated the Equity Fund 5 stars overall and for the three and five year periods and 4 stars for the ten year period ended 9/30/98. Morningstar rated the Balanced Fund 4 stars overall and for the three and five year periods ended 9/30/98. The Equity and Balanced Funds were rated among 2678, 1584 and 713 domestic equity funds overall and for the three, five and ten year periods ended 9/30/98, respectively. Morningstar rated the Intermediate Bond Fund 3 stars overall and for the five year period and 4 stars for the three year period ended 9/30/98. The Bond Fund was rated among 1491 and 940 taxable bond funds overall and for the three and five year periods ended 9/30/98, respectively.

To Our Shareholders,

      We are pleased to provide the September 30, 1998 annual report for The Gabelli Westwood Funds (the "Funds"), including the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites(SM) Fund.

Economic Commentary

      The previous twelve months have been a period of great uncertainty for investors. The financial crisis impacting Southeast Asia's economy has been a primary factor creating havoc for the markets both in the U.S. and abroad. As you may recall from our earlier letters, we began focusing on the "Asian Flu" in June 1997 and reacted by divesting from securities that could potentially have negative effects on the Funds. The portfolios have been defensively postured through additions in the energy, utility and food-related sectors. Our strategy, which is designed to preserve principal in down periods, did not begin to show positive signs until mid-July when the market suffered one of its largest point drops in history. Until then, investor preference was limited to the largest, and by many measures, most expensive companies. We feel that investments in this arena represent more risk than we believe is prudent. The Gabelli Westwood Funds have demonstrated a strong long term record which links together both favorable and less favorable investing environments. We believe our efforts to remain focused on the well-established investment approach will continue to serve investors who have a long-term objective of capital appreciation.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from the Funds' three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive 4 stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

Equity Fund

      For the fiscal year ending September 30, 1998, the ***** rated Equity Fund Retail Class' total return was (1.4)% and the Service Class' total return was (1.8)%. The Standard & Poor's ("S&P") 500 Index rose 9.1% while the Lipper Analytical Services Capital Appreciation Fund Average declined 8.1% over the same twelve month period. Each index is an unmanaged indicator of investment performance.

   [The following tables are depicted as line graphs in the printed material]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                 EQUITY FUND RETAIL CLASS AND THE S&P 500 INDEX

               ------------------------------------------------
                          Average Annual Total Return*
               ------------------------------------------------
               One Year     5 Year     10 Year     Life of Fund
               ------------------------------------------------
                 (1.4)%      19.1%      15.4%         14.5%
               ------------------------------------------------

                            Westwood Equity Fund
                               (Retail Class)      S&P 500 Index

                 1/2/87             10000              10000
                   9/87             13165              13599
                   9/88             11779              11893
                   9/89             15322              15785
                   9/90             13699              14305
                   9/91             16396              18766
                   9/92             17078              20841
                   9/93             20508              23553
                   9/94             22383              24421
                   9/95             28169              31684
                   9/96             35740              38116
                   9/97             49893              53515
                   9/98             49194              58383

            * Past performance is not predictive of future results.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                EQUITY FUND SERVICE CLASS AND THE S&P 500 INDEX

                     ------------------------------------
                          Average Annual Total Return*
                     ------------------------------------
                     One Year     3 Year     Life of Fund
                     ------------------------------------
                      (5.7)%       20.0%        16.8%
                     ------------------------------------

                            Westwood Equity Fund
                               (Service Class)     S&P 500 Index

                1/28/94              9600              10000
                   9/94              9514               9896
                   9/95             11944              12839
                   9/96             15090              15445
                   9/97             21020              21685
                   9/98             20642              23658

            * Past performance is not predictive of future results.

      For the ten year period ended September 30, 1998, the Retail Class' return averaged 15.4% annually versus average annual returns of 17.3% and 13.4% for the S&P 500 and Lipper Capital Appreciation Fund Average, respectively. Since their respective inception dates of January 2, 1987 and January 28, 1994 through September 30, 1998, the Retail Class had a total return of 391.9% and the Service Class had a total return of 115.1%, which equate to average annual returns of 14.5% and 17.8%, respectively.

      Over the previous twelve months, decisions to reduce the volatility (beta) in the portfolio have proved successful, particularly during the more volatile trading sessions. The exposure in the technology, utilities, consumer cyclical and health care sectors, which were among the market's best performing groups, also helped the Fund. The Fund's long term performance record continues to be recognized by many financial publications including Louis Rukeyser's Mutual Fund Newsletter, Fortune and Business Week.

Balanced Fund

      For the fiscal year ending September 30, 1998, the **** rated Balanced Fund Retail Class' total return was 2.8% and the Service Class' total return was 2.6%. A blended composite of 60% of the Standard & Poor's ("S&P") 500 and 40% of the Lehman Brothers Government/Corporate Bond ("LBG/C") and the Lipper Analytical Services Balanced Fund Average had returns of 10.6% and 3.3%, respectively, over the same twelve month period. Each index is an unmanaged indicator of investment performance.

      For the five year period ended September 30, 1998, the Retail Class' return averaged 15.1% annually and the Service Class' return averaged 14.7% versus average annual returns of 14.8% and 11.7% for the blended composite of 60% of the S&P 500 and 40% of the LBG/C Index and the Lipper Balanced Fund Average, respectively. Since their respective inception dates of October 1, 1991 and April 6, 1993 through September 30, 1998, the Retail Class had a total return of 154.6% and the Service Class had a total return of 112.7%, which equate to average annual returns of 14.3% and 14.7%, respectively.

   [The following table is depicted as a line graph in the printed material]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED FUND RETAIL CLASS AND A COMPOSITE OF 60% -- THE S&P 500 INDEX
         AND 40% -- THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                     ------------------------------------
                          Average Annual Total Return*
                     ------------------------------------
                     One Year     5 Year     Life of Fund
                     ------------------------------------
                       2.8%        15.1%        14.3%
                     ------------------------------------

                                                  60% S&P 500 and
                                  Westwood        40% Lehman Bros.
                                Balanced Fund      Gov't./Corp.
                                (Retail Class)      Bond Index
                10/1/91             10000              10000
                   9/92             10797              11207
                   9/93             12621              12603
                   9/94             13291              12670
                   9/95             16203              15658
                   9/96             19300              17850
                   9/97             24762              22866
                   9/98             25455              25290

            * Past performance is not predictive of future results.

   [The following table is depicted as a line graph in the printed material]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED FUND SERVICE CLASS AND A COMPOSITE OF 60% -- THE S&P 500 INDEX
         AND 40% -- THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                     ------------------------------------
                          Average Annual Total Return*
                     ------------------------------------
                     One Year     5 Year     Life of Fund
                     ------------------------------------
                      (1.5)%       13.8%        13.9%
                     ------------------------------------

                                                  60% S&P 500 and
                                  Westwood        40% Lehman Bros.
                                Balanced Fund      Gov't./Corp.
                               (Service Class)      Bond Index

                 4/6/93              9600              10000
                   9/93              9809              10443
                   9/94             10751              10499
                   9/95             13081              12975
                   9/96             15550              14792
                   9/97             19904              18949
                   9/98             20422              20958

            * Past performance is not predictive of future results.

      The Balanced Fund is designed to give an investor exposure to equities but reduce overall risk through investment in short to intermediate fixed income securities. Strategies for the Equity and Intermediate Bond Funds which are discussed in this letter, also apply to their respective components in the Balanced Fund.

      Over the past year, the Balanced Fund achieved continued prominence as a top performing balanced fund from many well-known financial publications such as Smart Money, USA Today and Your Money.

Intermediate Bond Fund

      For the fiscal year ending September 30, 1998, the Intermediate Bond Fund's total return was 10.2%. The Lehman Brothers Government/Corporate Bond ("LBG/C") Index and the Lipper Analytical Services Intermediate Investment Grade Debt Fund Average had returns of 12.8% and 9.8%, respectively, over the same twelve month period. Each index is an unmanaged indicator of investment performance.

      For the five year period ended September 30, 1998, the Fund's return averaged 6.1% versus average annual returns of 7.2% and 6.3% for the LBG/C Index and the Lipper Intermediate Investment Grade Debt Fund Average, respectively. Since inception on October 1, 1991 through September 30, 1998, the Fund had a total return of 66.1%, which equates to an average annual return of 7.5%.

      The strong returns for fixed income have been driven by a flight to quality by most investors who are seeking a safe haven from the volatility in the equity markets. An overweighting in corporate bonds has contributed to performance over this period as well as a continued commitment to the asset-backed sector.

   [The following tables are depicted as line graphs in the printed material]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         THE INTERMEDIATE BOND FUND AND
              THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                     ------------------------------------
                          Average Annual Total Return*
                     ------------------------------------
                     One Year     5 Year     Life of Fund
                     ------------------------------------
                       10.2%        6.1%         7.5%
                     ------------------------------------

                                  Westwood
                                Intermediate        Lehman Bros.
                                  Bond Fund         Gov't./Corp.
                               (Retail Class)       Bond Index

                10/1/91             10000              10000
                   9/92             11186              11323
                   9/93             12331              12620
                   9/94             11658              12098
                   9/95             12956              13834
                   9/96             13540              14467
                   9/97             15084              15856
                   9/98             16623              17886

            * Past performance is not predictive of future results.

SmallCap Equity Fund

      For the fiscal year ending September 30, 1998, the SmallCap Equity Fund's total return was (17.7)%. The Russell 2000 Index and the Lipper Analytical Services Small Cap Fund Average declined 19.0% and 20.6%, respectively, over the same twelve month period. Each index is an unmanaged indicator of investment performance. Since inception on April 15, 1997 through September 30, 1998, the Fund had a total return of 19.2%, which equates to an average annual return of 12.8%.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE SMALLCAP EQUITY FUND AND THE RUSSELL 2000 INDEX

                          ----------------------------
                          Average Annual Total Return*
                          ----------------------------
                          One Year       Life of Fund
                          ----------------------------
                           (17.7)%          12.8%
                          ----------------------------

                              Westwood SmallCap
                                 Equity Fund
                                (Retail Class)   Russell 2000 Index

                4/15/97             10000              10000
                9/30/97             14480              13410
                9/30/98             11917              10862

            * Past performance is not predictive of future results.

      The small cap equity asset class has been a source of great volatility for market participants. The disappointing overall performance is attributed to a very weak market environment for small capitalization stocks over the last six months. Small cap stocks began to weaken in the second quarter of 1998, and the decline continued into the third quarter as investor preference for liquidity, earnings visibility and short duration investments contributed to the downturn. The SmallCap Equity Fund has performed well on a relative basis despite market sentiment.

      Over this period, the effects of the volatile market have been reduced through investments in utilities, financial services and consumer staples. The top performing holdings in the Fund during the period include MiniMed and TranSwitch, which have performed well due to strong fundamentals, and Berg Electronics, which benefited from being a takeover candidate.

Realty Fund

      For the fiscal year ending September 30, 1998 and since inception on September 30, 1997, the Realty Fund's total return was (10.5)%. The National Association of REITs ("NAREIT") and the Lipper Analytical Services Real Estate Fund Average declined 13.6% and 15.9%, respectively, over the same twelve month period. Each index is an unmanaged indicator of investment performance.

      Real Estate Investment Trusts ("REITs") have been a source of strong performance over the previous two years, earning returns well above their historic norms. During the most recent nine months, this trend has turned more negative in tone. We believe that REITs' performance over this period has been driven by a perception that the fundamentals supporting REITs have deteriorated. Despite the fears in the marketplace, we believe the fundamentals supporting this sector remain relatively strong (i.e. compelling supply/demand fundamentals, low inflation and positive economic growth).

   [The following table is depicted as a line graph in the printed material]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE REALTY FUND, THE RUSSELL 2000 INDEX AND THE
                  NATIONAL ASSOCIATION OF REITS ALL REIT INDEX

                          ----------------------------
                          Average Annual Total Return*
                          ----------------------------
                          One Year       Life of Fund
                          ----------------------------
                           (10.5)%          (10.5)%
                          ----------------------------

                                 Realty Fund      Rusell 2000      NAREIT All
                                (Retail Class)       Index         REIT Index

                9/30/97             10000            10000            10000
                9/30/98              8950             8100             8540

            * Past performance is not predictive of future results.

      Overall, we continue to find REITS as an attractive investment because they offer (1) an avenue to diversify an investor's overall investment plan and
(2) REITs offer attractive yields with an additional opportunity for capital appreciation.

Mighty Mites(SM) Fund

      The micro cap stock universe (companies with market capitalizations of $300 million or less) offers great opportunity for research driven stock pickers. Since most companies of this size are not followed by Wall Street analysts, micro cap stocks tend to be less efficiently priced than other market sectors. We believe a research intensive program to identify small companies with big futures can generate attractive long term returns.

      The Mighty Mites Fund was launched on May 11, 1998 to invest in micro cap companies believed to have above average sales and earnings growth potential and/or are trading at a deep discount to our appraisal of their "real world" economic value. The Fund's four portfolio managers, Mario J. Gabelli, Marc J. Gabelli, Laura S. Linehan and Walter K. Walsh, look for companies in a wide variety of industry groups that have niche products and services and are flexible enough to grow rapidly and adapt quickly to changing market conditions. They favor companies where talented managements are also significant shareholders and, therefore, are motivated to create and surface value.

      Since inception on May 11, 1998 through September 30, 1998, the Mighty Mites Fund's net asset value declined 3.0%. The Russell 2000 Index and the Lipper Analytical Services Micro Cap Fund Average declined 24.3% and 23.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance.

      In the third quarter of 1998, micro cap stocks continued to slide as investors abandoned small companies in favor of the blue chips perceived to offer more protection in the stock market storm. We have been investing the Fund's assets cautiously as we uncover what we believe to be exceptional micro cap companies trading at very attractive prices. Our large cash position, (approximately 50% at the close of the quarter) has helped us preserve assets and our purchasing power in what we view as a great "half price" sale on high quality micro cap merchandise. We will continue to shop carefully and prudently for small companies we believe offer exceptional long term value.

      The mutual fund industry is often guilty of developing and aggressively marketing new fund offerings in industry groups and market sectors that have generated the most attractive returns in recent years. In the process, fund companies effectively encourage their constituents to "buy at the top." At Gabelli Westwood, we believe in creating and introducing new funds in those industries and market sectors that have the best future prospects while offering the highest level of value. We believe the timing of our introduction of the Mighty Mites Fund was opportune.

      Micro cap stocks have not performed particularly well in recent years. We believe this is a function of investor psychology (the strong bias toward owning large household name companies), not a reflection of economic reality or fundamental investment value. Small, innovative companies are the engines of change and growth in the American economy. Yet, they are largely being ignored or shunned by the investment public. This is helping us to identify great small companies selling at great prices. We believe over the long term, investors will recognize and acknowledge the outstanding values we are slowly accumulating today. We look forward to reporting to you on our progress in the quarters ahead.

Capital Market Outlook

      Our capital market outlook continues to be an important tool for assessing the risk/reward relationship for the varying asset classes for which we invest. The Capital Markets Model enables our team to have the courage to invest in opportunities in the face of market volatility. We believe the most likely scenario for the next 12 months will be one of "muddling through," which can be characterized as slower growth with a low level of inflation but ticking up from the previous levels we have experienced over the past few years. We believe the market has been discounting an alternative scenario of coincident downturn and is characterized by a worldwide recession. Even though we do not believe this will play out, the implications (should we be wrong) could mean additional downside risk of five percent from the market's September levels. Although we believe the "muddle through" will be the most likely scenario, we do not expect it to emerge for a period of three to four months. At this point, we would expect a market characterized by periods of volatility by investors in the marketplace.

Minimum Initial Investment - $1,000

      The Funds' minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Gabelli Westwood Funds and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Advisers, Inc., the Gabelli Westwood Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Westwood Management recently established its website that we encourage you to visit as well as to share your comments at www.westwoodgroup.com. We appreciate your confidence in our investing capabilities and our team will continue to work hard to meet your investment objectives.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      The Funds' daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or 1-800-WESTWOOD (1-800-937-8966). Please call us during the business day for further information.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                         Sincerely,


                                         /s/ Susan M. Byrne

                                         Susan M. Byrne
                                         President and Chief Investment Officer

October 30, 1998

--------------------------------------------------------------------------------
                              Nasdaq Symbols Table
--------------------------------------------------------------------------------

     Gabelli Westwood Fund                          Nasdaq Symbol
     ---------------------                          -------------

     Equity - Retail                                WESWX
     Balanced - Retail                              WEBAX
     Intermediate Bond                              WEIBX
     SmallCap Equity                                WESCX
     Realty                                         WESRX
     Mighty Mites(SM)                               WEMMX (pending)
     Equity - Service                               WEECX
     Balanced - Service                             WEBCX

The Gabelli Westwood Equity Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------

    Shares                                               Cost         Value
    ------                                               ----         -----
           COMMON STOCKS - 92.1%
           Aerospace - 1.7%
    30,794 Lockheed Martin Corp. ..................  $  2,844,322  $  3,104,420
                                                     ------------  ------------
           Automotive - 4.0%
   114,400 Chrysler Corp. .........................     5,158,635     5,476,900
    37,600 Lear Corp.+ ............................     1,394,524     1,645,000
                                                     ------------  ------------
                                                        6,553,159     7,121,900
                                                     ------------  ------------
           Broadcasting - 1.3%
    71,400 Chancellor Media Corp.+ ................     2,177,185     2,382,975
                                                     ------------  ------------
           Communications Equipment - 2.4%
    61,300 Lucent Technologies Inc. ...............     2,797,819     4,233,531
                                                     ------------  ------------
           Computer Equipment - 2.9%
    40,700 International Business
             Machines Corp. .......................     3,732,820     5,209,600
                                                     ------------  ------------
           Computer Software and Services - 4.9%
    75,500 HBO & Co. ..............................     2,199,405     2,180,063
    60,877 Sterling Commerce Inc.+ ................     1,900,309     2,107,866
   158,800 Sterling Software Inc.+ ................     2,937,476     4,376,925
                                                     ------------  ------------
                                                        7,037,190     8,664,854
                                                     ------------  ------------
           Diversified Industrial - 1.9%
    46,400 Aluminum Company of America ............     3,206,274     3,294,400
                                                     ------------  ------------
           Energy - 18.7%
   130,000 Enron Oil & Gas Co. ....................     2,393,170     2,275,000
   127,200 Florida Progress Corp. .................     4,945,820     5,509,350
    74,500 Halliburton Co. ........................     2,320,824     2,127,906
   185,300 Houston Industries Inc. ................     4,443,569     5,767,462
    33,900 Mobil Corp. ............................     2,454,448     2,574,281
    72,000 Noble Affiliates Inc. ..................     2,343,859     2,295,000
   137,300 Pennzoil Co. ...........................     6,986,104     4,814,081
   166,900 PG&E Corp. .............................     5,088,651     5,330,369
    42,300 Texaco Inc. ............................     2,340,815     2,651,681
                                                     ------------  ------------
                                                       33,317,260    33,345,130
                                                     ------------  ------------
           Entertainment - 1.9%
    38,500 Time Warner Inc. .......................     2,515,760     3,371,156
                                                     ------------  ------------
           Equipment and Supplies - 0.8%
    45,100 Deere & Co. ............................     1,835,641     1,364,275
                                                     ------------  ------------
           Financial Services - 5.4%
   112,330 ABN Amro Holding NV, ADR ...............     2,244,271     1,895,569
    27,900 Citicorp ...............................     2,807,323     2,592,956
   100,500 First Union Corp. ......................     5,153,274     5,144,344
                                                     ------------  ------------
                                                       10,204,868     9,632,869
                                                     ------------  ------------
           Food and Beverage - 6.9%
    98,500 Anheuser Busch Companies Inc. ..........     4,196,522     5,319,000
   106,100 Campbell Soup Co. ......................     5,103,779     5,324,894
   122,300 International Home Foods Inc.+ .........     2,944,970     1,651,050
                                                     ------------  ------------
                                                       12,245,271    12,294,944
                                                     ------------  ------------
           Health Care - 5.7%
    73,400 Genzyme Corp.
             (General Division)+  .................     1,913,606     2,651,575
    41,500 Lilly (Eli) & Co. ......................     2,630,797     3,249,969
    76,500 SmithKline Beecham plc, ADR ............     3,898,623     4,188,375
                                                     ------------  ------------
                                                        8,443,026    10,089,919
                                                     ------------  ------------
           Hotels - 2.6%
   192,700 Marriott International Inc., Cl. A .....     5,517,782     4,600,713
                                                     ------------  ------------
           Insurance - 6.6%
    46,600 American General Corp. .................     3,054,304     2,976,575
    69,200 CIGNA Corp. ............................     3,873,311     4,575,850
    72,800 Conseco Inc. ...........................     3,100,478     2,224,950
    49,000 Equitable Companies Inc. ...............  $  2,371,508  $  2,027,375
                                                     ------------  ------------
                                                       12,399,601    11,804,750
                                                     ------------  ------------
           Real Estate Investment Trusts - 5.2%
    79,700 Crescent Real Estate Equities Co. ......     2,237,688     2,012,425
    33,500 Equity Residential Properties Trust ....     1,498,944     1,413,281
    39,800 Kimco Realty Corp. .....................     1,539,959     1,512,400
    50,800 Simon Property Group Inc. ..............     1,534,766     1,511,300
    44,800 Starwood Hotels & Resorts ..............     2,417,617     1,366,400
    41,200 Vornado Realty Trust ...................     1,787,918     1,364,750
                                                     ------------  ------------
                                                       11,016,892     9,180,556
                                                     ------------  ------------
           Retail - 8.4%
   103,300 AnnTaylor Stores Corp.+ ................     2,106,390     2,098,281
   109,000 CVS Corp. ..............................     3,223,602     4,775,563
   105,000 Jones Apparel Group Inc.+ ..............     2,503,981     2,408,438
   121,800 Safeway Inc.+ ..........................     5,013,531     5,648,475
                                                     ------------  ------------
                                                       12,847,504    14,930,757
                                                     ------------  ------------
           Telecommunications - 10.8%
    92,700 Bell Atlantic Corp. ....................     3,340,249     4,490,156
    78,600 GTE Corp. ..............................     3,530,127     4,323,000
    93,300 MCI WorldCom Inc. ......................     3,422,060     4,560,038
   130,500 SBC Communications Inc. ................     4,031,282     5,799,094
                                                     ------------  ------------
                                                       14,323,718    19,172,288
                                                     ------------  ------------
           TOTAL COMMON STOCKS ....................   153,016,092   163,799,037
                                                     ------------  ------------
           PREFERRED STOCKS - 0.9%
           Energy - 0.9%
    22,000 Houston Industries Inc.,
             7.00%, Cv. Pfd. ......................     1,014,545     1,678,875
                                                     ------------  ------------
 Principal
   Amount
   ------
           CORPORATE BONDS - 2.1%
           Real Estate Investment Trusts - 2.1%
$3,750,000 Crescent Real Estate
             6.625%, 09/15/02 .....................     3,703,321     3,673,425
                                                     ------------  ------------
           U.S. GOVERNMENT OBLIGATIONS - 4.2%
           U.S. Treasury Bills - 3.4%
 6,000,000 U.S. Treasury Bills,
             4.91%, due 11/19/98 ++ ...............     1,986,634     1,986,634
             4.79%, due 12/10/98 ++ ...............     3,961,947     3,961,947
                                                     ------------  ------------
                                                        5,948,581     5,948,581
                                                     ------------  ------------
           U.S. Treasury Notes - 0.8%
 1,463,036 TIPS, 3.625%, 04/15/28 .................     1,454,462     1,459,379
                                                     ------------  ------------
           TOTAL U.S. GOVERNMENT
             OBLIGATIONS ..........................     7,403,043     7,407,960
                                                     ------------  ------------
           TOTAL INVESTMENTS - 99.3% ..............  $165,137,001   176,559,297
                                                     ============
           Other Assets and Liabilities (Net) - 0.7%                  1,299,950
                                                                   ------------
           NET ASSETS - 100.0%
             (19,793,474 shares outstanding) ......                $177,859,247
                                                                   ============
           For Federal tax purposes:
             Aggregate cost .......................                $165,242,914
                                                                   ============
             Gross unrealized appreciation ........                $ 20,389,324
             Gross unrealized depreciation ........                  (9,072,941)
                                                                   ------------
             Net unrealized appreciation ..........                $ 11,316,383
                                                                   ============
----------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
Cv.   - Convertible
ADR   - American Depositary Receipt.
TIPS  - Treasury Inflation Protection Security.

                See accompanying notes to financial statements.

The Gabelli Westwood Balanced Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------

    Shares                                               Cost         Value
    ------                                               ----         -----
           COMMON STOCKS - 57.6%
           Aerospace - 1.3%
    18,227 Lockheed Martin Corp. ..................  $  1,475,986  $  1,837,509
                                                     ------------  ------------
           Automotive - 2.6%
    60,600 Chrysler Corp. .........................     2,687,567     2,901,225
    19,200 Lear Corp.+ ............................       713,882       840,000
                                                     ------------  ------------
                                                        3,401,449     3,741,225
                                                     ------------  ------------
           Broadcasting - 0.9%
    37,000 Chancellor Media Corp.+ ................     1,157,144     1,234,875
                                                     ------------  ------------
           Communications Equipment - 1.6%
    32,400 Lucent Technologies Inc. ...............     1,575,419     2,237,625
                                                     ------------  ------------
           Computer Equipment - 1.9%
    21,100 International Business
             Machines Corp. .......................     1,949,495     2,700,800
                                                     ------------  ------------
           Computer Software and Services - 3.3%
    42,700 HBO & Co. ..............................     1,258,087     1,232,963
    30,318 Sterling Commerce Inc.+ ................       928,528     1,049,761
    89,300 Sterling Software Inc.+ ................     1,701,794     2,461,331
                                                     ------------  ------------
                                                        3,888,409     4,744,055
                                                     ------------  ------------
           Diversified Industrial - 1.3%
    26,300 Aluminum Company of America ............     1,726,598     1,867,300
                                                     ------------  ------------
           Energy - 11.4%
    66,500 Enron Oil & Gas Co. ....................     1,224,199     1,163,750
    56,200 Florida Progress Corp. .................     2,117,987     2,434,162
    38,200 Halliburton Co. ........................     1,190,006     1,091,087
    84,500 Houston Industries Inc. ................     1,975,729     2,630,063
    17,100 Mobil Corp. ............................     1,217,689     1,298,531
    36,800 Noble Affiliates Inc. ..................     1,197,972     1,173,000
    67,100 Pennzoil Co. ...........................     3,415,483     2,352,694
    89,000 PG&E Corp. .............................     2,702,384     2,842,438
    20,800 Texaco Inc. ............................     1,111,802     1,303,900
                                                     ------------  ------------
                                                       16,153,251    16,289,625
                                                     ------------  ------------
           Entertainment - 1.2%
    19,300 Time Warner Inc. .......................     1,184,323     1,689,956
                                                     ------------  ------------
           Equipment and Supplies - 0.5%
    25,500 Deere & Co. ............................     1,014,904       771,375
                                                     ------------  ------------
           Financial Services - 3.2%
    61,133 ABN Amro Holding NV, ADR ...............     1,239,243     1,031,619
    12,100 Citicorp ...............................     1,217,513     1,124,544
    45,800 First Union Corp. ......................     2,361,470     2,344,388
                                                     ------------  ------------
                                                        4,818,226     4,500,551
                                                     ------------  ------------
           Food and Beverage - 4.1%
    46,000 Anheuser Busch Companies Inc. ..........     1,945,314     2,484,000
    48,400 Campbell Soup Co. ......................     2,280,238     2,429,075
    66,900 International Home Foods Inc.+ .........     1,654,502       903,150
                                                     ------------  ------------
                                                        5,880,054     5,816,225
                                                     ------------  ------------
           Health Care - 3.5%
    40,600 Genzyme Corp. (General Division)+  .....     1,068,212     1,466,675
    19,300 Lilly (Eli) & Co. ......................     1,222,672     1,511,431
    37,800 SmithKline Beecham plc, ADR ............     1,927,071     2,069,550
                                                     ------------  ------------
                                                        4,217,955     5,047,656
                                                     ------------  ------------
           Hotels - 1.6%
    98,200 Marriott International Inc., Cl. A .....     2,869,781     2,344,525
                                                     ------------  ------------
           Insurance - 4.3%
    23,700 American General Corp. .................     1,553,369     1,513,838
    37,200 CIGNA Corp. ............................     1,851,493     2,459,850
    37,000 Conseco Inc. ...........................  $  1,625,498  $  1,130,812
    25,000 Equitable Companies Inc. ...............     1,209,583     1,034,375
                                                     ------------  ------------
                                                        6,239,943     6,138,875
                                                     ------------  ------------
           Real Estate Investment Trusts - 3.3%
    38,000 Crescent Real Estate Equities Co. ......       999,283       959,500
    16,500 Equity Residential Properties Trust ....       738,286       696,094
    20,400 Kimco Realty Corp. .....................       790,614       775,200
    26,500 Simon Property Group Inc. ..............       800,625       788,375
    25,500 Starwood Hotels & Resorts ..............     1,367,511       777,750
    22,900 Vornado Realty Trust ...................       866,398       758,562
                                                     ------------  ------------
                                                        5,562,717     4,755,481
                                                     ------------  ------------
           Retail - 5.3%
    57,900 AnnTaylor Stores Corp.+ ................     1,183,355     1,176,094
    60,600 CVS Corp. ..............................     1,742,894     2,655,038
    53,400 Jones Apparel Group Inc.+ ..............     1,277,618     1,224,863
    55,500 Safeway Inc.+ ..........................     2,239,857     2,573,812
                                                     ------------  ------------
                                                        6,443,724     7,629,807
                                                     ------------  ------------
           Telecommunications - 6.3%
    39,000 Bell Atlantic Corp. ....................     1,342,913     1,889,063
    32,800 GTE Corp. ..............................     1,443,241     1,804,000
    51,800 MCI WorldCom Inc. ......................     1,879,381     2,531,725
    63,000 SBC Communications Inc. ................     1,910,206     2,799,562
                                                     ------------  ------------
                                                        6,575,741     9,024,350
                                                     ------------  ------------
           TOTAL COMMON STOCKS ....................    76,135,119    82,371,815
                                                     ------------  ------------
           PREFERRED STOCKS - 0.8%
           Energy - 0.8%
    14,500 Houston Industries Inc.,
             7.00%, Cv. Pfd. ......................       775,855     1,106,531
                                                     ------------  ------------
 Principal
   Amount
   ------
           ASSET BACKED SECURITIES- 5.2%
$  700,000 Contimortgage Home Equity
             Loan Trust 97-3 Cl. A7,
             7.28%, 05/15/24 ......................       699,605       719,278
    77,524 EQCC Home Equity 96-1 Cl. A2,
             5.82%, 09/15/09 ......................        75,682        77,859
    11,100 EQCC Home Equity Loan Trust
             93-3 Cl. A, 5.15%, 09/15/08 ..........        11,090        11,042
 1,500,000 Ford Motor Credit Auto Loan
             Master Trust 95-1 Cl. A,
             6.50%, 08/15/02 ......................     1,515,318     1,541,363
    20,263 GMAC Grantor Trust 95-A Cl. A,
             7.15%, 03/15/00 ......................        20,262        20,295
   495,125 GMAC Grantor Trust 97-A Cl. A,
             6.50%, 04/15/02 ......................       496,776       500,272
   476,065 GNMA POOL 344946,
             7.00%, 06/15/23 ......................       484,550       493,218
   175,557 Green Tree Financial Corp. 96-3 Cl. A2,
             6.45%, 05/15/27 ......................       175,557       176,565
   715,364 Green Tree Home Improvement Loan Trust
             96-F Cl. HIA2, 6.40%, 11/15/27 .......       716,615       719,717
 1,000,000 GS Mortgage Securities Corp. 98-GLII
             Cl. A2, 6.56%, 04/13/31 ..............     1,009,968     1,066,410

                See accompanying notes to financial statements.

The Gabelli Westwood Balanced Fund
Portfolio of Investments (Continued) -- September 30, 1998
--------------------------------------------------------------------------------

 Principal
   Amount                                                Cost         Value
   ------                                                ----         -----
           ASSET BACKED SECURITIES(Continued)
$1,000,000 GS Mortgage Securities Corp. II
             97-GL Cl. A2D, 6.94%, 07/13/30 .......  $  1,013,712  $  1,088,010
 1,000,000 Premier AutoTrust 1998-1A4,
             5.70%, 10/06/02 ......................       999,910     1,014,490
                                                     ------------  ------------
           TOTAL ASSET BACKED SECURITIES ..........     7,219,045     7,428,519
                                                     ------------  ------------
           CORPORATE BONDS - 12.6%
           Automotive Finance - 0.2%
   330,000 GMAC, 8.00%, 10/01/99 ..................       333,404       338,184
                                                     ------------  ------------
           Business Services - 1.7%
 1,545,000 USA Waste Services, 7.00%, 10/01/04 ....     1,559,634     1,650,693
   750,000 WMX Technologies Inc.,
             8.25%, 11/15/99 ......................       766,288       775,060
                                                     ------------  ------------
                                                        2,325,922     2,425,753
                                                     ------------  ------------
           Computer Equipment - 1.6%
 1,300,000 Dell Computer Corp., 6.55%, 04/15/08 ...     1,298,048     1,300,714
   990,000 Lexmark International Inc.,
             6.75%, 05/15/08 ......................       980,353     1,020,255
                                                     ------------  ------------
                                                        2,278,401     2,320,969
                                                     ------------  ------------
           Diversified Industrial - 1.0%
 1,355,000 Tyco International Group,
             6.38%, 06/15/05 ......................     1,349,655     1,421,124
                                                     ------------  ------------
           Financial Services - 1.8%
   250,000 Amresco Inc., 9.88%, 03/15/05 ..........       250,000       201,250
 1,800,000 Green Tree Financial Corp.,
             6.42%, 05/15/29 ......................     1,802,148     1,856,467
   500,000 GS Escrow Corp., 7.13%, 08/01/05 (a) ...       498,147       498,315
                                                     ------------  ------------
                                                        2,550,295     2,556,032
                                                     ------------  ------------
           Health Care - 0.9%
 1,285,000 Health Care Property Investors Inc.,
             6.50%, 02/15/06 ......................     1,252,611     1,306,550
                                                     ------------  ------------
           Insurance - 0.5%
   640,000 CIGNA Corp., 8.25%, 01/01/07 ...........       672,139       725,056
                                                     ------------  ------------
           Manufacturing - 0.2%
   250,000 Mark IV Industries Inc.,
             7.50%, 09/01/07 ......................       248,343       246,540
                                                     ------------  ------------
           Real Estate Investment Trusts - 1.3%
 1,350,000 Crescent Real Estate Equities Co.,
             6.63%, 09/15/02 ......................     1,340,311     1,322,433
   450,000 Kimco Realty, 7.46%, 05/29/07 ..........       450,000       494,471
                                                     ------------  ------------
                                                        1,790,311     1,816,904
                                                     ------------  ------------
           Retail - 2.5%
 1,625,000 Neiman Marcus Group Inc.,
             6.65%, 06/01/08 ......................     1,623,035     1,673,656
 1,720,000 Staples Inc., 7.13%, 08/15/07 ..........     1,746,754     1,843,272
                                                     ------------  ------------
                                                        3,369,789     3,516,928
                                                     ------------  ------------
           Transportation - 0.9%
$1,205,000 Norfolk Southern, 6.95%, 05/01/02 ......  $  1,236,386  $  1,273,950
                                                     ------------  ------------
           TOTAL CORPORATE BONDS ..................    17,407,256    17,947,990
                                                     ------------  ------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.6%
           Federal Home Loan Mortgage Corp. - 0.3%
   425,000 Discount Note, 10/02/98 ................       424,936       424,939
                                                     ------------  ------------
           Federal National Mortgage
             Association - 1.3%
   600,000 FNMA, 5.25%, 01/15/03  .................       592,751       614,225
    36,825 FNMA 95-W4 Cl. A3, 7.20%, 07/25/25 .....        36,897        36,774
 1,242,281 FNMA POOL 344830, 6.00%, 05/01/11 ......     1,227,931     1,256,256
                                                     ------------  ------------
                                                        1,857,579     1,907,255
                                                     ------------  ------------
           TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS ..........................     2,282,515     2,332,194
                                                     ------------  ------------
           U.S. GOVERNMENT OBLIGATIONS - 20.3%
           U.S. Treasury Bills - 1.3%
 1,800,000 U.S. Treasury Bills, 4.97% ++,
             due 11/19/98 .........................     1,787,970     1,787,970
                                                     ------------  ------------
           U.S. Treasury Notes - 19.0%
 1,059,439 TIPS, 3.63%, due 04/15/28 ..............     1,053,231     1,056,792
24,865,000 U.S. Treasury Notes,
             7.00%, due 04/15/99 ..................     1,952,617     1,964,857
             5.88% to 7.75%, due 11/15/99
             to 02/15/07 ..........................    23,414,894    24,144,876
                                                     ------------  ------------
                                                       26,420,742    27,166,525
                                                     ------------  ------------
           TOTAL U.S. GOVERNMENT
             OBLIGATIONS ..........................    28,208,712    28,954,495
                                                     ------------  ------------
           TOTAL INVESTMENTS - 98.1% ..............  $132,028,502   140,141,544
                                                     ============
           Other Assets and Liabilities
             (Net) - 1.9% .........................                   2,665,076
                                                                   ------------
           NET ASSETS - 100.0%
             (13,005,432 shares outstanding) ......                $142,806,620
                                                                   ============
           For Federal tax purposes:
             Aggregate cost .......................                $132,247,835
                                                                   ============
             Gross unrealized appreciation ........                $ 12,649,055
             Gross unrealized depreciation ........                  (4,755,346)
                                                                   ------------
             Net unrealized appreciation ..........                $  7,893,709
                                                                   ============
------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the market value of Rule 144A Securities amounted to $498,315 or 0.3% of net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
Cv.   - Convertible
ADR   - American Depositary Receipt.
TIPS  - Treasury Inflation Protection Security.

                See accompanying notes to financial statements.

The Gabelli Westwood Intermediate Bond Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------

 Principal
   Amount                                                Cost         Value
   ------                                                ----         -----
           ASSET BACKED SECURITIES - 11.5%
$  275,000 Contimortgage Home Equity
             Loan Trust 97-3 Cl. A7,
             7.28%, 05/15/24 ......................  $    274,844  $    282,573
    33,299 EQCC Home Equity Loan Trust
             93-3 Cl. A, 5.15%, 09/15/08 ..........        33,272        33,126
   100,000 Ford Motor Credit Auto Loan
             Master Trust 95-1 Cl. A,
             6.50%, 08/15/02 ......................        99,839       102,758
    13,509 GMAC Grantor Trust 95-A Cl. A,
             7.15%, 03/15/00 ......................        13,508        13,530
    84,637 GMAC Grantor Trust 97-A Cl. A,
             6.50%, 04/15/02 ......................        84,832        85,517
    58,519 Green Tree Financial Corp. 96-3
             Cl. A2, 6.45%, 05/15/27 ..............        58,519        58,855
    80,708 Green Tree Home Improvement
             Loan Trust 96-F Cl. HIA2,
             6.40%, 11/15/27 ......................        80,849        81,199
   200,000 GS Mortgage Securities Corp. II
             97-GL Cl. A2D,
             6.94%, 07/13/30 ......................       202,742       217,602
                                                     ------------  ------------
           TOTAL ASSET BACKED
             SECURITIES ...........................       848,405       875,160
                                                     ------------  ------------
           CORPORATE BONDS - 29.6%
           Building and Construction - 0.6%
    50,000 Kevco Inc., 10.38%, 12/01/07 ...........        50,000        47,250
                                                     ------------  ------------
           Business Services - 5.5%
   150,000 USA Waste Services,
             7.00%, 10/01/04 ......................       149,732       160,262
   250,000 WMX Technologies Inc.,
             8.25%, 11/15/99 ......................       255,429       258,353
                                                     ------------  ------------
                                                          405,161       418,615
                                                     ------------  ------------
           Computer Software and Services - 0.6%
    50,000 Flag Ltd., 8.25%, 01/30/08 .............        50,000        47,750
                                                     ------------  ------------
           Diversified Industrial - 3.9%
    50,000 ATC Group Services Inc.,
             12.00%, 01/15/08 .....................        50,000        37,500
    50,000 Graham Packaging,
             8.75%, 01/15/08 ......................        50,000        48,250
   200,000 Tyco International Group,
             6.38%, 06/15/05 ......................       207,468       209,760
                                                     ------------  ------------
                                                          307,468       295,510
                                                     ------------  ------------
           Energy - 0.3%
    50,000 Forman Petroleum Corp.,
             13.50%, 06/01/04 (a) .................        50,683        25,000
                                                     ------------  ------------
           Financial Services - 2.0%
   150,000 GS Escrow Corp., 7.13%, 08/01/05 (b) ...       149,444       149,495
                                                     ------------  ------------
           Health Care - 2.0%
   150,000 Health Care Property Investors Inc.,
             6.50%, 02/15/06 ......................       148,964       152,516
                                                     ------------  ------------
           Insurance - 4.2%
   100,000 CIGNA Corp., 8.25%, 01/01/07 ...........       105,022       113,290
   200,000 Conseco Finance Trust III Inc.,
             8.80%, 04/01/27 ......................       203,417       209,191
                                                     ------------  ------------
                                                          308,439       322,481
                                                     ------------  ------------
           Manufacturing - 0.7%
    50,000 Mark IV Industries Inc.,
             7.50%, 09/01/07 ......................        49,669        49,308
                                                     ------------  ------------
           Real Estate Investment Trusts - 1.9%
$  150,000 Crescent Real Estate 6.63%, 09/15/02 ...  $    149,592  $    146,937
                                                     ------------  ------------
           Retail - 5.7%
   160,000 Neiman Marcus Group Inc.,
             6.65%, 06/01/08 ......................       159,807       164,790
   250,000 Staples Inc., 7.13%, 08/15/07 ..........       249,511       267,917
                                                     ------------  ------------
                                                          409,318       432,707
                                                     ------------  ------------
           Specialty Chemicals - 0.7%
    50,000 du Pont de Nemours (E.I.)
             and Co., 9.15%, 04/15/00 .............        51,626        53,066
                                                     ------------  ------------
           Telecommunications - 1.5%
    50,000 RCN Corp., 10.00%, 10/15/07 ............        50,000        46,625
    65,000 Rogers Communications Inc.,
             8.88%, 07/15/07 ......................        64,898        64,350
                                                     ------------  ------------
                                                          114,898       110,975
                                                     ------------  ------------
           TOTAL CORPORATE BONDS ..................     2,245,262     2,251,610
                                                     ------------  ------------
           U.S. GOVERNMENT AGENCY
             OBLIGATIONS - 2.7%
   171,536 FNMA, POOL 344800, 6.00%, 05/01/11 .....       169,555       173,466
    35,409 FNMA 95-W4 Class A3, 7.20%, 07/25/25 ...        35,477        35,360
                                                     ------------  ------------
           TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS ..........................       205,032       208,826
                                                     ------------  ------------
           U.S. GOVERNMENT OBLIGATIONS - 54.1%
           U.S. Treasury Bonds - 9.3%
   575,000 U.S. Treasury Bonds, 6.38% to 8.75%,
             05/15/17 to 08/15/27 .................       605,169       709,750
                                                     ------------  ------------
           U.S. Treasury Notes - 44.8%
 3,200,000 U.S. Treasury Notes,
             4.75%, due 10/31/98  .................       314,820       315,099
             5.00%, due 02/15/99  .................       225,129       225,352
             7.00%, due 04/15/99  .................       201,359       202,563
             5.75% to 7.75%,
             due 11/30/99 to 07/15/06 .............     2,576,812     2,672,831
                                                     ------------  ------------
                                                        3,318,120     3,415,845
                                                     ------------  ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS ......     3,923,289     4,125,595
                                                     ------------  ------------
    Shares
    ------
           WARRANTS - 0.0%
           Energy - 0.0%
        50 Forman Petroleum Corp.,
             06/01/04 .............................             1             1
                                                     ------------  ------------
           TOTAL INVESTMENTS - 97.9% ..............  $  7,221,989     7,461,192
                                                     ============
           Other Assets and Liabilities (Net) - 2.1%                    156,736
                                                                   ------------
           NET ASSETS - 100.0%
             (709,439 shares outstanding) .........                $  7,617,928
                                                                   ============
           For Federal tax purposes:
             Aggregate cost .......................                $  7,221,989
                                                                   ============
             Gross unrealized appreciation ........                $    291,338
             Gross unrealized depreciation ........                     (52,135)
                                                                   ------------
             Net unrealized appreciation ..........                $    239,203
                                                                   ============
----------

(a)   Security fair valued as determined by the Board of Trustees.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the market value of Rule 144A securities amounted to $149,495 or 2.0% of net assets.

                See accompanying notes to financial statements.

The Gabelli Westwood SmallCap Equity Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------

    Shares                                               Cost         Value
    ------                                               ----         -----
           COMMON STOCKS - 97.1%
           Automotive: Parts and Accessories - 2.3%
    10,200 Dura Automotive Systems Inc.+ ..........  $    301,118  $    263,925
                                                     ------------  ------------
           Broadcasting - 0.8%
    11,000 Cumulus Media Inc.+ ....................       150,119        89,375
                                                     ------------  ------------
           Business Services - 8.3%
     3,800 Abacus Direct Corp. +  .................       170,621       193,800
     8,400 Daisytek International Corp.+ ..........       202,784       189,000
     7,800 International Telecommunication
             Data Systems Inc. ....................       192,277       226,200
     6,300 Profit Recovery Group
             International Inc.+  .................       207,077       196,875
     8,800 Whittman-Hart Inc.+ ....................       178,771       161,700
                                                     ------------  ------------
                                                          951,530       967,575
                                                     ------------  ------------
           Communications Equipment - 4.5%
    14,700 Anicom Inc.+ ...........................       178,216        99,225
     8,000 Dycom Industries Inc.+ .................       269,792       249,000
     8,800 World Access Inc.+ .....................       278,377       178,200
                                                     ------------  ------------
                                                          726,385       526,425
                                                     ------------  ------------
           Computer Software and Services - 8.9%
     2,450 Engineering Animation Inc.+ ............       103,082       116,988
    10,200 Fundtech Ltd.+ .........................       159,294       109,650
     6,100 Genesys Telecommunications
             Laboratories Inc. +  .................       187,634       113,231
     2,300 Henry (Jack) & Associates ..............        94,576       109,825
     4,400 HNC Software Inc.+ .....................       143,679       178,749
     9,100 Infinium Software Inc.+ ................       134,740        85,313
     5,800 Infoseek Corp. + .......................       173,498       142,824
     1,800 Kronos Inc. + ..........................        66,675        66,600
     3,100 New Era of Networks Inc. + .............       130,388       126,325
                                                     ------------  ------------
                                                        1,193,566     1,049,505
                                                     ------------  ------------
           Consumer Products - 1.2%
     6,600 Movado Group Inc. ......................       137,523       138,600
                                                     ------------  ------------
           Consumer Services - 1.0%
     6,600 Preview Travel Inc.+ ...................       184,267       120,450
                                                     ------------  ------------
           Education - 1.1%
     4,700 Strayer Education Inc. .................       154,916       122,788
                                                     ------------  ------------
           Electronics - 1.5%
    11,500 TranSwitch Corp.+ ......................       147,001       171,781
                                                     ------------  ------------
           Energy - 6.2%
    18,400 AGL Resources Inc. .....................       382,398       356,500
    16,500 Newfield Exploration Co.+ ..............       389,734       371,250
                                                     ------------  ------------
                                                          772,132       727,750
                                                     ------------  ------------
           Entertainment - 4.8%
    21,200 Cinar Films Inc.+ ......................       399,790       380,275
     9,200 Imax Corp.+ ............................       226,867       184,000
                                                     ------------  ------------
                                                          626,657       564,275
                                                     ------------  ------------
           Equipment and Supplies - 1.8%
    10,400 Comfort Systems USA Inc.+ ..............       206,925       209,300
                                                     ------------  ------------
           Financial Services - 3.6%
    10,085 Downey Financial Corp. .................       296,300       240,149
     9,800 Staten Island Bancorp Inc. .............       199,022       176,400
                                                     ------------  ------------
                                                          495,322       416,549
                                                     ------------  ------------

           Food and Beverage - 4.9%
     9,400 American Italian Pasta Co., Cl. A+ .....       314,226       246,750
    16,000 CEC Entertainment Inc.+ ................       378,302       324,000
                                                     ------------  ------------
                                                          692,528       570,750
                                                     ------------  ------------
           Health Care - 10.4%
     6,266 Bindley Western Industries Inc. ........  $    140,593  $    206,777
     7,200 IDEC Pharmaceuticals Corp.+ ............       250,952       171,000
     5,500 MedQuist Inc. + ........................       165,720       173,937
    10,300 Monarch Dental Corp.+  .................       149,912       135,831
     6,100 NCS Healthcare Inc., Cl. A + ...........       166,093       107,513
     4,200 Province Healthcare Co. + ..............       131,925       143,063
     8,600 Sunrise Assisted Living Inc.+ ..........       265,637       295,087
                                                     ------------  ------------
                                                        1,270,832     1,233,208
                                                     ------------  ------------
           Home Furnishings - 3.2%
     7,300 Furniture Brands International Inc.+  ..       197,475       142,350
     8,000 Pillowtex Corp. ........................       267,993       235,000
                                                     ------------  ------------
                                                          465,468       377,350
                                                     ------------  ------------
           Insurance - 2.1%
     7,700 ESG Re Ltd. ............................       190,244       116,463
     5,000 Triad Guaranty Inc.+ ...................       158,371       127,500
                                                     ------------  ------------
                                                          348,615       243,963
                                                     ------------  ------------
           Manufacturing - 2.5%
     7,950 Hardinge Inc. ..........................       182,543       174,900
     5,600 Mettler-Toledo International Inc.+ .....       114,423       120,400
                                                     ------------  ------------
                                                          296,966       295,300
                                                     ------------  ------------
           Medical Equipment and Supplies - 7.1%
     5,200 Closure Medical Corp. + ................       117,000       109,200
     6,000 MiniMed Inc.+ ..........................       251,578       396,000
     5,700 Osteotech Inc. + .......................       135,075       151,050
     4,300 Xomed Surgical Products Inc. + .........       146,648       176,838
                                                     ------------  ------------
                                                          650,301       833,088
                                                     ------------  ------------
           Real Estate Investment Trusts - 5.3%
     6,600 Bedford Property Investors Inc. ........       119,710       118,800
     9,600 U.S. Restaurant Properties Inc. ........       258,324       244,200
     3,700 Urban Shopping Centers Inc. ............       119,935       121,638
    10,500 Western Investment Real Estate Trust ...       156,535       134,531
                                                     ------------  ------------
                                                          654,504       619,169
                                                     ------------  ------------
           Retail - 7.4%
    15,300 AnnTaylor Stores Corp.+ ................       347,061       310,781
     4,600 Cost Plus Inc. + .......................       141,013       122,475
    18,000 Musicland Stores Corp. + ...............       242,381       222,750
     5,000 Whole Foods Market Inc.+ ...............       192,747       210,625
                                                     ------------  ------------
                                                          923,202       866,631
                                                     ------------  ------------
           Steel - 3.1%
    21,800 AK Steel Holding Corp. .................       428,102       358,338
                                                     ------------  ------------
           Transportation - 5.1%
    10,000 Alaska Airgroup Inc.+  .................       408,716       340,625
    10,700 MotivePower Industries Inc.+ ...........       279,358       250,113
                                                     ------------  ------------
                                                          688,074       590,738
                                                     ------------  ------------
           TOTAL COMMON STOCKS ....................    12,466,053    11,356,833
                                                     ------------  ------------
           TOTAL INVESTMENTS - 97.1% ..............  $ 12,466,053    11,356,833
                                                     ============
           Other Assets and Liabilities (Net) - 2.9%                    336,696
                                                                   ------------
           NET ASSETS - 100.0%
             (1,046,077 shares outstanding) .......                $ 11,693,529
                                                                   ============
           For Federal tax purposes:
             Aggregate cost .......................                $ 12,554,971
                                                                   ============
             Gross unrealized appreciation ........                $    480,694
             Gross unrealized depreciation ........                  (1,678,832)
                                                                   ------------
             Net unrealized depreciation ..........                $ (1,198,138)
                                                                   ============
----------
+ Non-income producing security.

                See accompanying notes to financial statements.

Gabelli Westwood Realty Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------

    Shares                                               Cost         Value
    ------                                               ----         -----
           COMMON STOCKS - 95.8%
           Real Estate Investment Trusts - 95.8%
     1,600 Amresco Capital Trust ..................  $     22,600  $     15,500
     1,000 Apartment Investment &
             Management Co., Cl. A ................        36,586        37,750
     2,200 Archstone Communities Trust ............        50,869        44,825
     1,200 Arden Realty Inc. ......................        33,831        26,775
     1,200 Avalon Bay Communities Inc. ............        47,342        40,875
     1,200 Bedford Property Investors Inc. ........        23,351        21,600
     1,100 Boston Properties Inc. .................        36,485        31,350
       400 Brandywine Realty Trust ................         9,525         7,650
       700 BRE Properties Inc. Cl. A ..............        19,436        17,588
     2,000 Burnham Pacific Properties Inc. ........        27,819        27,875
       300 Camden Property Trust ..................         8,456         8,381
     2,700 Catellus Development Corp.+ ............        50,197        35,100
     1,000 Colonial Properties Trust ..............        29,763        28,313
     2,600 Crescent Real Estate Equities Co. ......        91,994        65,649
     2,000 Developers Diversified Realty Corp. ....        40,131        36,500
     1,600 Duke Realty Investments Inc. ...........        38,161        37,100
     3,084 Equity Office Properties Trust .........        95,932        75,557
     1,300 Equity Residential Properties
             Trust SBI ............................        68,016        54,843
     1,000 FelCor Lodging Trust Inc. ..............        37,429        24,313
     1,300 First Industrial Realty Trust Inc. .....        45,063        33,150
     1,000 General Growth Properties Inc. .........        37,037        35,625
     1,300 Health Care REIT Inc. ..................        35,458        34,613
     1,000 Highwoods Properties Inc. ..............        35,008        27,750
     2,500 Innkeepers USA Trust ...................        37,429        29,688
       200 Irvine Apartment Communities Inc. ......         6,332         5,375
     1,250 JDN Realty Corp. .......................        27,159        28,750
     1,000 Kimco Realty Corp. .....................        34,755        38,000
     1,200 Liberty Property Trust .................        28,716        28,575
     1,000 LTC Properties Inc. ....................        19,660        17,438
       700 Macerich Co. ...........................        19,812        18,813
     1,400 Manufactured Home Communities Inc. .....        37,001        35,613
     1,800 Meridian Industrial Trust Inc. .........        44,606        39,825
     1,525 MeriStar Hospitality Corp. + ...........  $     49,007  $     26,020
       254 MeriStar Hotels & Resorts Inc. + .......           721           699
     1,600 Mills Corp. ............................        41,439        37,200
     1,440 New Plan Excel Realty Trust ............        33,988        33,570
       800 Newhall Land & Farming Co. .............        20,399        18,700
     3,200 Patriot American Hospitality Inc. ......        88,542        40,800
       900 Post Properties Inc. ...................        35,353        34,706
     1,700 ProLogis Trust .........................        41,414        38,463
     2,200 Public Storage Inc. ....................        66,956        58,987
     1,500 Rouse Co. ..............................        49,659        40,406
     2,100 Simon Property Group Inc. ..............        68,377        62,474
     1,800 SL Green Realty Corp. ..................        47,142        37,800
     1,700 Starwood Hotels & Resorts ..............        83,917        51,850
       500 Storage USA Inc. .......................        20,022        17,313
     1,300 TriNet Corporate Realty Trust Inc. .....        49,233        42,413
     1,900 U.S. Restaurant Properties Inc. ........        51,489        48,331
     1,700 Vornado Realty Trust ...................        74,052        56,312
     1,200 Walden Residential Properties Inc. .....        30,454        27,600
       600 Weeks Corp. ............................        18,817        17,925
       900 Weingarten Realty Investors ............        37,441        36,900
                                                     ------------  ------------
           TOTAL COMMON STOCKS ....................     2,084,381     1,739,228
                                                     ------------  ------------
           TOTAL INVESTMENTS - 95.8% ..............  $  2,084,381     1,739,228
                                                     ============
           Other Assets and
             Liabilities (Net) - 4.2% .............                      75,504
                                                                   ------------
           NET ASSETS - 100.0%
             (215,231 shares outstanding) .........                $  1,814,732
                                                                   ============
           For Federal tax purposes:
             Aggregate cost .......................                $  2,094,797
                                                                   ============
             Gross unrealized appreciation ........                $      6,056
             Gross unrealized depreciation ........                    (361,625)
                                                                   ------------
             Net unrealized depreciation ..........                $   (355,569)
                                                                   ============
----------
+     Non-income producing security.

                See accompanying notes to financial statements.

The Gabelli Westwood Mighty Mites(SM) Fund
Portfolio of Investments -- September 30, 1998
--------------------------------------------------------------------------------


    Shares                                               Cost         Value
    ------                                               ----         -----
           COMMON STOCKS - 51.1%
           Aviation: Parts and Services - 3.4%
     2,200 Hudson General Corp. ...................  $    112,135  $    111,100
     3,000 Kaman Corp., Cl. A .....................        53,134        51,375
                                                     ------------  ------------
                                                          165,269       162,475
                                                     ------------  ------------
           Broadcasting - 0.7%
     5,000 Granite Broadcasting Corp. + ...........        44,805        31,875
                                                     ------------  ------------
           Business Services - 2.1%
     1,500 Hach Co. ...............................        15,770        16,875
     2,000 Headway Corporate Resources Inc. + .....        12,375        10,000
     5,000 Nashua Corp. + .........................        75,261        73,750
                                                     ------------  ------------
                                                          103,406       100,625
                                                     ------------  ------------
           Cable - 2.0%
     9,000 Mercom Inc. + ..........................       101,610        97,875
                                                     ------------  ------------
           Communications Equipment - 0.6%
     1,000 Preformed Line Products Co. ............        31,950        29,750
                                                     ------------  ------------
           Computer Software and Services - 1.4%
     3,000 LCS Industries Inc. ....................        43,552        39,750
    15,000 Oak Technology Inc. +  .................        51,813        30,000
                                                     ------------  ------------
                                                           95,365        69,750
                                                     ------------  ------------
           Consumer Products - 1.1%
     2,000 Adams Golf Inc.+ .......................        23,313         8,250
       500 Baldwin Piano & Organ Co. + ............         6,500         5,813
     1,000 National Presto Industries Inc. ........        39,456        37,500
                                                     ------------  ------------
                                                           69,269        51,563
                                                     ------------  ------------
           Consumer Services - 0.8%
     8,000 Bowlin Outdoor Advertising &
           Travel Centers Inc. +  .................        58,400        40,000
                                                     ------------  ------------
           Diversified Industrial - 3.6%
     1,000 Matthews International Corp., Cl. A ....        25,750        25,000
    29,000 Publicker Industries Inc. + ............        48,314        97,875
     1,200 Vallen Corp. + .........................        23,925        23,400
     2,300 WHX Corp. + ............................        29,446        29,613
                                                     ------------  ------------
                                                          127,435       175,888
                                                     ------------  ------------
           Energy - 5.8%
     2,000 Delta Natural Gas Co. Inc. .............        35,575        33,875
     2,000 Fall River Gas Co. .....................        29,850        30,875
     3,700 Florida Public Utilities Co. ...........        52,569        56,424
     5,000 Home-Stake Oil & Gas Co. ...............        30,656        26,875
     2,000 Madison Gas & Electric Co. .............        45,463        46,000
     2,500 Providence Energy Corp. ................        50,562        48,750
     1,700 Unitil Corp. ...........................        38,848        38,888
                                                     ------------  ------------
                                                          283,523       281,687
                                                     ------------  ------------
           Entertainment - 2.8%
     2,000 Fisher Companies Inc ...................       136,870       136,500
                                                     ------------  ------------
           Equipment and Supplies - 4.0%
     4,000 Daniel Industries Inc. .................        66,200        54,750
     3,000 Eastern Co. ............................        76,418        65,999
     7,000 Raytech Corp. + ........................        37,431        22,750
     5,000 SL Industries Inc. .....................        63,525        51,250
                                                     ------------  ------------
                                                          243,574       194,749
                                                     ------------  ------------
           Financial Services - 6.4%
     2,000 Crazy Woman Creek Bancorp Inc. .........        35,125        25,750
     3,000 Doral Financial Corp. ..................        55,039        47,999
       500 Independence Federal Savings Bank ......         8,125         7,500
     2,000 Klamath First Bancorp Inc. .............  $     38,613  $     34,750
     1,000 Merrill Merchants Bancshares Inc. ......        12,750        13,531
     2,000 NMBT Corp. .............................        40,650        37,500
     1,500 Northeast Bancorp ......................        22,450        14,813
     1,200 Reliance Bancorp Inc. ..................        33,450        33,900
     1,000 Roslyn Bancorp Inc. ....................        16,263        16,130
     2,200 State Bancorp Inc. .....................        45,475        39,600
     2,000 Sun Bancorp Inc. + .....................        47,249        39,500
                                                     ------------  ------------
                                                          355,189       310,973
                                                     ------------  ------------
           Food and Beverage - 2.5%
     3,800 Broughton Foods Co. ....................        64,687        69,350
     1,000 Horizon Organic Holding Corp. + ........        11,000        15,250
       500 Kahiki Supper Club Inc. + ..............         2,625         1,000
     1,000 Maui Land & Pineapple Inc. + ...........        14,013         9,375
     4,000 Nutraceutical International Corp. + ....        39,938        28,250
                                                     ------------  ------------
                                                          132,263       123,225
                                                     ------------  ------------
           Medical Equipment and Supplies - 0.3%
     4,000 BioSource International Inc. + .........        13,000        12,500
                                                     ------------  ------------
           Publishing - 0.8%
     2,500 CMP Media Inc., Cl. A + ................        31,955        26,875
     6,000 Individual Investor Group Inc. + .......        21,290        10,125
                                                     ------------  ------------
                                                           53,245        37,000
                                                     ------------  ------------
           Real Estate - 1.1%
     3,000 Gyrodyne Company of America Inc. + .....        55,563        51,000
                                                     ------------  ------------
           Retail - 2.8%
     2,000 Marsh Supermarkets Inc. ................        34,188        29,500
     5,000 Scheib (Earl) Inc. + ...................        31,125        26,875
     2,000 Schultz Sav-O Stores Inc. ..............        30,500        31,500
     2,200 Village Super Market Inc., Cl. A + .....        38,000        48,125
                                                     ------------  ------------
                                                          133,813       136,000
                                                     ------------  ------------
           Specialty Chemicals - 2.0%
     9,000 Material Sciences Corp. + ..............       100,688        78,750
     1,200 Sybron Chemicals Inc. + ................        33,710        18,150
                                                     ------------  ------------
                                                          134,398        96,900
                                                     ------------  ------------
           Telecommunications - 1.3%
     2,000 CoreComm Ltd. + ........................        21,770        21,750
     3,000 Startec Global Communications Corp. + ..        28,713        20,625
     2,000 Viatel Inc. + ..........................        27,281        21,250
                                                     ------------  ------------
                                                           77,764        63,625
                                                     ------------  ------------
           Textiles - 0.6%
    20,000 Carlyle Industries Inc.+ ...............        20,350        10,625
     3,000 Lakeland Industries Inc. + .............        30,712        20,250
                                                     ------------  ------------
                                                           51,062        30,875
                                                     ------------  ------------
           Transportation - 0.4%
     5,000 Air Methods Corp. + ....................        23,516        18,750
                                                     ------------  ------------
           Wireless Communications - 0.5%
     2,000 Cellular Communications of
             Puerto Rico Inc. + ...................        27,707        23,250
                                                     ------------  ------------
           Miscellaneous Securities - 4.1% ........       212,666       195,026
                                                     ------------  ------------
           TOTAL COMMON STOCKS ....................     2,731,662     2,471,861
                                                     ------------  ------------

                See accompanying notes to financial statements.

The Gabelli Westwood Mighty Mites(SM) Fund
Portfolio of Investments (Continued) -- September 30, 1998
--------------------------------------------------------------------------------

 Principal
   Amount                                                Cost         Value
   ------                                                ----         -----
           U.S. GOVERNMENT OBLIGATIONS - 49.6%
$2,411,000 U.S. Treasury Bills,
             4.98%, due 10/15/98 ++ ...............  $  1,005,068  $  1,005,068
             4.95%, due 10/22/98 ++ ...............       972,185       972,185
             4.36%, due 12/24/98 ++ ...............       296,934       296,934
             4.43%, due 12/31/98 ++ ...............       127,630       127,630
                                                     ------------  ------------
                                                        2,401,817     2,401,817
                                                     ------------  ------------
           TOTAL INVESTMENTS - 100.7% .............  $  5,133,479     4,873,678
                                                     ============
           Other Assets and
             Liabilities (Net) - (0.7)% ...........                     (35,291)
                                                                   ------------
           NET ASSETS - 100.0%
             (498,593 shares outstanding) .........                $  4,838,387
                                                                   ============

For Federal tax purposes:
  Aggregate cost ..................................                $  5,133,479
                                                                   ============
  Gross unrealized appreciation ...................                $     77,559
  Gross unrealized depreciation ...................                    (337,360)
                                                                   ------------
  Net unrealized depreciation .....................                $   (259,801)
                                                                   ============
----------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           The Gabelli Westwood Funds
                   1998 Tax Notice to Shareholders (Unaudited)
--------------------------------------------------------------------------------

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds") during fiscal 1998 which was derived from U.S. Treasury securities was 14.3%, 36.9%, 37.7%, 0.0%, 0.0% and 0.0%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

The Gabelli Westwood Equity Fund

46.82% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 22, 1997, a long-term capital gain totaling $0.18 per share.

The Gabelli Westwood Balanced Fund

33.08% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 22, 1997, a long-term capital gain totaling $0.29 per share.

The Gabelli Westwood Intermediate Bond Fund

None of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

The Gabelli Westwood SmallCap Equity Fund

1.70% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

The Gabelli Westwood Realty Fund

None of the ordinary income dividend qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

The Gabelli Westwood Funds
Statement of Assets and Liabilities
September 30, 1998
--------------------------------------------------------------------------------

                                                                                                                           Mighty
                                                  Equity        Balanced    Intermediate      SmallCap      Realty        Mites(SM)
                                                   Fund           Fund        Bond Fund     Equity Fund      Fund           Fund
                                               ------------   ------------   -----------   ------------   -----------   -----------
Assets:
   Investments, at value
      (Cost $165,137,001, $132,028,502,
      $7,221,989, $12,466,053, $2,084,381
      and $5,133,479, respectively) .......... $176,559,297   $140,141,544   $ 7,461,192   $ 11,356,833   $ 1,739,228   $ 4,873,678
   Cash ......................................    4,068,244      3,401,467       103,679        411,858        72,661        10,645
   Dividends and interest receivable .........      274,840        942,961       114,058          1,617        10,546         1,490
   Receivable for Fund shares sold ...........      161,128        125,408            --             --            --            --
   Receivable for investments sold ...........    1,745,795      1,418,182        92,434        181,611            --        34,924
   Receivable from advisor ...................           --             --        15,259             --         4,776        18,249
   Deferred organizational expenses ..........           --             --            --          8,839         7,069        43,807
   Prepaid expenses and other assets .........           --             --            --          2,516         1,767         3,409
                                               ------------   ------------   -----------   ------------   -----------   -----------
      Total Assets ...........................  182,809,304    146,029,562     7,786,622     11,963,274     1,836,047     4,986,202
                                               ------------   ------------   -----------   ------------   -----------   -----------
Liabilities:
   Dividends payable .........................           --             --        32,255             --            --            --
   Payable for Fund shares redeemed ..........       19,012          9,520            --             --            --            --
   Payable for investments purchased .........    4,657,338      3,020,548       105,899        232,359            --       123,441
   Payable for investment advisory fees ......      145,965         87,814            --         10,785            --            --
   Payable for distribution fees .............       37,000         32,295         1,657          2,417           361           947
   Other accrued expenses ....................       90,742         72,765        28,883         24,184        20,954        23,427
                                               ------------   ------------   -----------   ------------   -----------   -----------
      Total Liabilities ......................    4,950,057      3,222,942       168,694        269,745        21,315       147,815
                                               ------------   ------------   -----------   ------------   -----------   -----------
      Net Assets ............................. $177,859,247   $142,806,620   $ 7,617,928   $ 11,693,529   $ 1,814,732   $ 4,838,387
                                               ============   ============   ===========   ============   ===========   ===========
Net Assets consist of:
   Shares of beneficial interest, at par value $     19,793   $     13,005   $       709   $      1,046   $       215   $       499
   Additional paid-in capital ................  161,745,400    133,919,659     7,737,802     12,927,757     2,191,748     5,071,908
   Accumulated (distributions in excess of)
      net investment income ..................      941,080        105,135            51          5,729        11,473        24,826
   Accumulated (distributions in excess of)
      net realized gain on investments .......    3,730,678        655,779      (359,837)      (131,783)      (43,551)          955
   Net unrealized appreciation
      (depreciation) on investments ..........   11,422,296      8,113,042       239,203     (1,109,220)     (345,153)     (259,801)
                                               ------------   ------------   -----------   ------------   -----------   -----------
      Total Net Assets ....................... $177,859,247   $142,806,620   $ 7,617,928   $ 11,693,529   $ 1,814,732   $ 4,838,387
                                               ============   ============   ===========   ============   ===========   ===========
Shares of Beneficial Interest:
   Retail Class:
   Shares of beneficial interest
      outstanding ($0.001 par value)  ........   19,518,254     11,674,171       709,439      1,046,077       215,231       498,593
                                               ============   ============   ===========   ============   ===========   ===========
   Net Asset Value, offering and redemption
      price per share ........................ $       8.99   $      10.98   $     10.74   $      11.18   $      8.43   $      9.70
                                               ============   ============   ===========   ============   ===========   ===========
   Service Class:
   Shares of beneficial interest
      outstanding ($0.001 par value)  ........      275,220      1,331,261
                                               ============   ============
   Net Asset Value and redemption
      price per share ........................ $       8.97   $      10.96
                                               ============   ============
   Maximum sales charge ......................         4.00%          4.00%
                                               ============   ============
   Maximum offering price per share
      (NAV/0.96, based on maximum
      sales charge of 4.00% of the
      offering price at September 30, 1998) .. $       9.34   $      11.42
                                               ============   ============

                See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Operations
For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

                                                                                                                    Mighty
                                               Equity       Balanced   Intermediate     SmallCap      Realty       Mites(SM)
                                                Fund          Fund       Bond Fund    Equity Fund      Fund         Fund(a)
                                            ------------  -----------   -----------   ------------  -----------   -----------
Investment Income:
   Dividends .............................  $ 3,180,647   $ 1,392,018   $     1,358   $    90,681   $   110,404   $     6,450
   Interest ..............................      704,084     2,933,342       418,445            --            --        38,856
                                            -----------   -----------   -----------   -----------   -----------   -----------
      Total Investment Income ............    3,884,731     4,325,360       419,803        90,681       110,404        45,306
                                            -----------   -----------   -----------   -----------   -----------   -----------
Expenses:
   Investment advisory fees ..............    1,759,265       905,501        39,002       119,031        20,515        12,543
   Distribution fees-- Retail Class ......      432,956       260,511        16,251        29,758         5,128         3,136
   Distribution fees-- Service Class .....       13,716        82,646            --            --            --            --
   Legal and audit fees ..................       51,392        48,783        45,924        24,627        16,062        15,732
   Custodian fees ........................       42,396        41,395         8,089        34,973        15,377         2,905
   Shareholder services fees .............      214,594        98,153         9,848        15,112         5,063         3,154
   Registration fees .....................       71,542        52,640        13,365        17,769        12,479        14,563
   Shareholder report expenses ...........       41,020        31,271         2,007         1,796           546           477
   Organizational expenses ...............           --            --            --         2,516         1,767         3,671
   Miscellaneous expenses ................        5,877            --         1,083         5,834         4,266           412
                                            -----------   -----------   -----------   -----------   -----------   -----------
      Total Expenses .....................    2,632,758     1,520,900       135,569       251,416        81,203        56,593
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Less:
      Expense reimbursements .............           --            --       (65,358)      (46,468)      (46,272)      (30,816)
      Custodian fee credits ..............      (32,535)      (31,735)       (5,207)      (26,052)       (4,160)         (643)
                                            -----------   -----------   -----------   -----------   -----------   -----------
      Total Net Expenses .................    2,600,223     1,489,165        65,004       178,896        30,771        25,134
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss) .............    1,284,508     2,836,195       354,799       (88,215)       79,633        20,172
                                            -----------   -----------   -----------   -----------   -----------   -----------

Net Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) on investment
      transactions .......................    4,550,079     1,192,217       128,342         3,145        (3,949)          955
   Net change in unrealized appreciation
      (depreciation) on investments ......   (9,210,035)   (2,657,020)      160,804    (2,467,027)     (345,153)     (259,801)
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net realized and unrealized gain (loss)
      on investments .....................   (4,659,956)   (1,464,803)      289,146    (2,463,882)     (349,102)     (258,846)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
   resulting from operations .............  $(3,375,448)  $ 1,371,392   $   643,945   $(2,552,097)  $  (269,469)  $  (238,674)
                                            ===========   ===========   ===========   ===========   ===========   ===========

(a)   From commencement of operations on May 11, 1998.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Equity Fund                   Balanced Fund
                                                    For the         For the         For the         For the
                                                  Year Ended      Year Ended      Year Ended      Year Ended
                                                 September 30,   September 30,   September 30,   September 30,
                                                     1998            1997            1998            1997
                                                 -------------   -------------   -------------   ------------
Operations:
   Net investment income ......................  $   1,284,508   $     770,853   $   2,836,195   $  1,425,662
   Net realized gain on investment transactions      4,550,079       5,123,310       1,192,217      4,225,571
   Net change in unrealized appreciation
      on investments ..........................     (9,210,035)     17,743,737      (2,657,020)     8,428,586
                                                 -------------   -------------   -------------   ------------
   Net increase (decrease) in net assets
      resulting from operations ...............     (3,375,448)     23,637,900       1,371,392     14,079,819
                                                 -------------   -------------   -------------   ------------
Distributions to shareholders from:
   Net investment income
      Retail Class ............................     (1,016,825)       (298,531)     (2,450,244)    (1,102,900)
      Service Class ...........................         (9,795)        (10,884)       (321,577)      (271,666)
                                                 -------------   -------------   -------------   ------------
                                                    (1,026,620)       (309,415)     (2,771,821)    (1,374,566)
                                                 -------------   -------------   -------------   ------------
   Net realized gain on investment transactions
      Retail Class ............................     (5,772,109)     (3,698,285)     (3,804,112)    (1,720,932)
      Service Class ...........................        (63,562)       (148,096)       (795,071)      (687,890)
                                                 -------------   -------------   -------------   ------------
                                                    (5,835,671)     (3,846,381)     (4,599,183)    (2,408,822)
                                                 -------------   -------------   -------------   ------------
      Total distributions to shareholders .....     (6,862,291)     (4,155,796)     (7,371,004)    (3,783,388)
                                                 -------------   -------------   -------------   ------------
Shares of beneficial interest transactions:
   Proceeds from shares issued
      Retail Class ............................    121,352,169      92,918,827      86,594,633     42,596,591
      Service Class ...........................      2,561,265       1,867,426       5,665,274      3,254,037
                                                 -------------   -------------   -------------   ------------
                                                   123,913,434      94,786,253      92,259,907     45,850,628
                                                 -------------   -------------   -------------   ------------
   Proceeds from reinvestment of dividends
      Retail Class ............................      6,623,726       3,960,522       6,031,341      2,681,092
      Service Class ...........................         72,059         158,980         990,631        857,303
                                                 -------------   -------------   -------------   ------------
                                                     6,695,785       4,119,502       7,021,972      3,538,395
                                                 -------------   -------------   -------------   ------------
   Costs of shares redeemed
      Retail Class ............................    (71,156,328)    (16,427,813)    (26,091,459)    (9,471,412)
      Service Class ...........................     (3,390,442)       (488,462)     (5,862,232)    (3,109,777)
                                                 -------------   -------------   -------------   ------------
                                                   (74,546,770)    (16,916,275)    (31,953,691)   (12,581,189)
                                                 -------------   -------------   -------------   ------------
      Net increase in net assets from shares
        of beneficial interest transactions ...     56,062,449      81,989,480      67,328,188     36,807,834
                                                 -------------   -------------   -------------   ------------
      Net increase in net assets ..............     45,824,710     101,471,584      61,328,576     47,104,265
Net Assets:
   Beginning of period ........................    132,034,537      30,562,953      81,478,044     34,373,779
                                                 -------------   -------------   -------------   ------------
   End of period ..............................  $ 177,859,247   $ 132,034,537   $ 142,806,620   $ 81,478,044
                                                 =============   =============   =============   ============

                See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                                       Mighty
                                              Intermediate Bond Fund         SmallCap Equity Fund     Realty Fund  Mites(SM) Fund

                                               For the       For the        For the        For the       For the       For the
                                             Year Ended    Year Ended     Year Ended    Period Ended   Year Ended   Period Ended
                                            September 30, September 30,  September 30,  September 30, September 30, September 30,
                                                1998          1997           1998         1997 (a)      1998 (b)      1998 (c)
                                             -----------   -----------   ------------   ------------   -----------   -----------
Operations:
   Net investment income (loss) ...........  $   354,799   $   369,596   $    (88,215)  $     47,186   $    79,633   $    20,172
   Net realized gain (loss) on investment
      transactions ........................      128,342       107,861          3,145        344,055        (3,949)          955
   Net change in unrealized appreciation
      (depreciation) on investments .......      160,804       116,971     (2,467,027)     1,357,807      (345,153)     (259,801)
                                             -----------   -----------   ------------   ------------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations .........      643,945       594,428     (2,552,097)     1,749,048      (269,469)     (238,674)
                                             -----------   -----------   ------------   ------------   -----------   -----------
Distributions to shareholders from:
   Net investment income ..................     (354,799)     (370,062)            --             --       (69,760)           --
   In excess of net investment income .....           --            --        (55,075)            --            --            --
   Net realized gain on investment
      transactions ........................           --            --       (347,200)            --            --            --
   In excess of net realized gain on
      investment transactions .............           --            --       (133,930)            --       (39,769)           --
                                             -----------   -----------   ------------   ------------   -----------   -----------
      Total distributions to shareholders..     (354,799)     (370,062)      (536,205)            --      (109,529)           --
                                             -----------   -----------   ------------   ------------   -----------   -----------
Shares of beneficial interest transactions:
   Proceeds from shares issued ............    3,406,081     1,191,667     22,466,630     10,675,477     3,991,590     6,596,508
   Proceeds from reinvestment of dividends       237,998       258,261        530,206             --        96,235            --
   Cost of shares redeemed ................   (2,227,131)   (1,258,153)   (16,760,984)    (3,878,546)   (1,894,095)   (1,519,447)
                                             -----------   -----------   ------------   ------------   -----------   -----------
      Net increase in net assets from
        shares of beneficial interest
        transactions ......................    1,416,948       191,775      6,235,852      6,796,931     2,193,730     5,077,061
                                             -----------   -----------   ------------   ------------   -----------   -----------
      Net increase in net assets ..........    1,706,094       416,141      3,147,550      8,545,979     1,814,732     4,838,387
Net Assets:
   Beginning of period ....................    5,911,834     5,495,693      8,545,979             --            --            --
                                             -----------   -----------   ------------   ------------   -----------   -----------
   End of period ..........................  $ 7,617,928   $ 5,911,834   $ 11,693,529   $  8,545,979   $ 1,814,732   $ 4,838,387
                                             ===========   ===========   ============   ============   ===========   ===========

(a)   From commencement of operations on April 15, 1997.
(b)   From commencement of operations on September 30, 1997.
(c)   From commencement of operations on May 11, 1998.

                See accompanying notes to financial statements.

The Gabelli Westwood Funds
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Description. The Gabelli Westwood Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund (commencement of operations on September 30, 1997) and Mighty Mites Fund (commencement of operations on May 11, 1998) (collectively, the "Funds"), each with two classes of shares known as the Retail Class (formerly the "Institutional Class") and the Service Class, with the exception of the SmallCap Equity Fund, Realty Fund and Mighty Mites Fund. Effective November 8, 1994, all shares in the Service Class of the Intermediate Bond Fund were redeemed. No such shares were outstanding at September 30, 1998, although such shares are available for sale. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expense incurred in the distribution and marketing of such shares are different for each class. The Gabelli Westwood Cash Management Fund has not commenced operations.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Accounting for Real Estate Investment Trusts. The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income are declared and paid annually for the Equity Fund, SmallCap Equity Fund and Mighty Mites Fund, and quarterly for the Balanced Fund and Realty Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

For the year ended September 30, 1998, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments to additional paid-in-capital:

                                           Accumulated          Accumulated
                                        Undistributed Net      Realized Gain
                                    Investment Income (Loss)   on Investments
                                    ------------------------   --------------
      Balanced Fund                        $  (5,434)             $5,889
      SmallCap Equity Fund                   101,833               2,147
      Realty Fund                              1,600                 167
      Mighty Mites Fund                        4,654                  --

Provision for Income Taxes. The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.

Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

Concentration of Credit Risk. Considering the Realty Fund invests a substantial portion of its assets in REITS, it may be more affected by economic developments in the real estate industry than would a general equity fund.

3. Investment Advisory Agreements. On July 27, 1994, Westwood Management Corp. ("Westwood") entered into an agreement with Gabelli Funds, Inc. to form a new limited liability company, Teton Advisers LLC ("Teton"). On October 6, 1994, Teton entered a sub-advisory agreement with Westwood (the "Sub-Adviser"). The terms of the sub-advisory agreement state that Westwood would continue to manage the assets of the Funds. Teton became the investment adviser to the Funds and is responsible for overseeing Westwood's activities. On November 7, 1997, the members of Teton approved a change in name to Gabelli Advisers LLC. Additionally, on November 18, 1997, the Board of Trustees approved a change in name of The Westwood Funds to The Gabelli Westwood Funds to reflect the more closely aligned relationship with the Gabelli family of funds. As of March 2, 1998, Gabelli Advisers LLC converted to a "C" corporation and is now known as Gabelli Advisers, Inc. (the "Adviser").

The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund, 0.75% for the Balanced Fund, 0.60% for the Intermediate Bond Fund of each Fund's average daily net assets. For the year ended September 30, 1998, the Adviser was entitled to fees of $1,759,265; $119,031; $20,515; $12,543; $905,501 and $39,002
for the Equity, SmallCap Equity, Realty, Mighty Mites, Balanced and Intermediate Bond Funds, respectively. For the same period, the Adviser has voluntarily agreed to reimburse the Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund in the event annual expenses of such Funds exceed certain prescribed limits. For the year ended September 30, 1998, the Adviser reimbursed expenses in the amount of $65,358; $46,468; $46,272 and $30,816, respectively.

The Funds, with the exception of the Mighty Mites Fund, have also entered into a sub-advisory agreement with the Sub-Adviser whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for the Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the year ended September 30, 1998, the Adviser paid to the Sub-Adviser fees of $433,058; $29,564; $5,081; $205,540 and $7,893 for the Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

4. Distribution Plan. The Funds have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of Gabelli Funds, Inc., serves as distributor of the Funds. The Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Retail Class shares at an annual rate of 0.25% of the average daily net assets of the Retail Class shares each fiscal year. Such payments are accrued daily and paid

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

monthly. For the year ended September 30, 1998, the Funds incurred distribution expenses in the amounts of $432,956; $260,511; $16,251; $29,758; $5,128 and
$3,136 for the Retail Class of the Equity, Balanced, Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

Under the Plan for the Service Class, each Fund authorizes payment to Gabelli & Company in connection with the distribution of its Service Class shares at an annual rate of 0.50% of the average daily net assets of the Service Class shares of the Equity and Balanced Funds each fiscal year. Such payments are accrued daily and paid monthly. For the year ended September 30, 1998, the Funds incurred distribution expenses in the amounts of $13,716 for the Equity Fund and $82,646 for the Balanced Fund, respectively.

5. Organizational Expenses. The organizational expenses of the Funds are being amortized on a straight-line basis over a period of 60 months from the commencement of the respective Funds' investment operations.

6. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1998, other than short term securities, are as follows:

                                        Purchases                Sales
                                        ---------                -----
      Equity Fund ..........          $172,090,318          $127,946,557
      Balanced Fund ........           149,969,696            89,651,012
      Intermediate Bond Fund            15,622,483            14,125,701
      SmallCap Equity Fund .            27,258,042            21,741,233
      Realty Fund ..........             4,843,973             2,754,274
      Mighty Mites Fund ....             2,956,305               225,382

7. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

                                                           Equity Fund                   Balanced Fund
                                                           -----------                   -------------
                                                   Year Ended      Year Ended      Year Ended     Year Ended
                                                  September 30,   September 30,   September 30,  September 30,
                                                       1998            1997           1998           1997
                                                   -----------     -----------     ----------     ----------
Retail Class
Shares sold .....................................   12,764,712      11,047,947      7,583,810      4,088,896
Shares issued upon reinvestment of dividends ....      742,570         531,614        549,677        269,893
Shares redeemed .................................   (7,434,151)     (1,955,697)    (2,292,678)      (910,694)
                                                   -----------     -----------     ----------     ----------
  Net increase in Retail Class shares ...........    6,073,131       9,623,864      5,840,809      3,448,095
                                                   ===========     ===========     ==========     ==========
Service Class
Shares sold .....................................      272,855         222,950        499,396        312,801
Shares issued upon reinvestment of dividends ....        8,078          21,311         90,852         85,955
Shares redeemed .................................     (354,511)        (54,301)      (519,210)      (296,196)
                                                   -----------     -----------     ----------     ----------
  Net increase (decrease) in Service Class shares      (73,578)        189,960         71,038        102,560
                                                   ===========     ===========     ==========     ==========

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                Intermediate Bond Fund        SmallCap Equity Fund
                                              --------------------------    --------------------------
                                              Year Ended     Year Ended     Year Ended    Period Ended
                                             September 30,  September 30,  September 30,  September 30,
                                                  1998           1997           1998         1997 (a)
                                              -----------    -----------    -----------    -----------
Retail Class
Shares sold ................................      323,824        117,171      1,575,803        882,585
Shares issued upon reinvestment of dividends       22,670         25,519         42,932             --
Shares redeemed ............................     (211,584)      (124,506)    (1,162,861)      (292,382)
                                              -----------    -----------    -----------    -----------
  Net increase in Retail Class shares ......      134,910         18,184        455,874        590,203
                                              ===========    ===========    ===========    ===========

                                                                Mighty Mites(SM)
                                                  Realty Fund        Fund
                                                  -----------   ---------------
                                                   Year Ended    Period Ended
                                                  September 30,  September 30,
                                                    1998 (b)       1998 (c)
                                                    --------       --------
Retail Class
  Shares sold ...................................    401,821        649,926
  Shares issued upon reinvestment of dividends ..     10,176             --
  Shares redeemed ...............................   (196,766)      (151,333)
                                                    --------       --------
    Net increase in Retail Class shares .........    215,231        498,593
                                                    ========       ========

(a)   From commencement of operations on April 15, 1997.
(b)   From commencement of operations on September 30, 1997.
(c)   From commencement of operations on May 11, 1998.

8. Federal Income Tax Information. The Intermediate Bond Fund has a capital loss carryforward for Federal income tax purposes of $359,838 available through September 2003. This loss carryforward is available to reduce future distributions of net capital gains to shareholders.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The SmallCap Equity Fund and Realty Fund incurred losses of $42,864 and $33,134, respectively, after October 31, 1997. Such losses will be treated, for tax purposes, as arising on October 1, 1998.

The Gabelli Westwood Funds
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                         Year Ended September 30,
                                                          -------------------------------------------------------
                                                                    1998                          1997
                                                          ------------------------    ---------------------------
                                                            Retail        Service       Retail           Service
Equity Fund                                                  Class         Class         Class            Class
                                                          -----------    ---------    -----------       ---------
Operating performance:
  Net asset value, beginning of period .................        $9.57        $9.57          $7.68           $7.69
                                                          -----------    ---------    -----------       ---------
  Net investment income ................................         0.07         0.08           0.07            0.06
  Net realized and unrealized gain (loss) on investments        (0.22)       (0.25)          2.72            2.71
                                                          -----------    ---------    -----------       ---------
  Total from investment operations .....................        (0.15)       (0.17)          2.79            2.77
                                                          -----------    ---------    -----------       ---------
Distributions to shareholders:
  Net investment income ................................        (0.06)       (0.06)         (0.07)          (0.06)
  Net realized gain on investments .....................        (0.37)       (0.37)         (0.83)          (0.83)
                                                          -----------    ---------    -----------       ---------
  Total distributions ..................................        (0.43)       (0.43)         (0.90)          (0.89)
                                                          -----------    ---------    -----------       ---------
  Net asset value, end of period .......................        $8.99        $8.97          $9.57           $9.57
                                                          ===========    =========    ===========       =========
  Total return (a) .....................................         (1.4)%       (1.8)%         39.6%           39.3%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) .................     $175,391       $2,468       $128,697          $3,338
  Ratio of net investment income to average net assets .         0.73%        0.46%          1.11%           0.85%
  Expenses net of waivers/reimbursements (b) ...........         1.47%        1.72%          1.53%           1.78%
  Expenses before waivers/reimbursements ...............         1.47%        1.72%          1.59%(d)        1.84%(d)
  Portfolio turnover rate ..............................           77%          77%            61%             61%


                                                                           Year Ended September 30,
                                                          -----------------------------------------------------------
                                                                     1996                             1995
                                                          --------------------------       --------------------------
                                                            Retail          Service         Retail           Service
Equity Fund                                                  Class           Class           Class            Class
                                                          ----------       ---------       ----------       ---------
Operating performance:
  Net asset value, beginning of period .................       $6.59           $6.57            $5.50           $5.48
                                                          ----------       ---------       ----------       ---------
  Net investment income ................................        0.08            0.06             0.04            0.04
  Net realized and unrealized gain (loss) on investments        1.59            1.58             1.31            1.29
                                                          ----------       ---------       ----------       ---------
  Total from investment operations .....................        1.67            1.64             1.35            1.33
                                                          ----------       ---------       ----------       ---------
Distributions to shareholders:
  Net investment income ................................       (0.06)             --            (0.06)          (0.04)
  Net realized gain on investments .....................       (0.52)          (0.52)           (0.20)          (0.20)
                                                          ----------       ---------       ----------       ---------
  Total distributions ..................................       (0.58)          (0.52)           (0.26)          (0.24)
                                                          ----------       ---------       ----------       ---------
  Net asset value, end of period .......................       $7.68           $7.69            $6.59           $6.57
                                                          ==========       =========       ==========       =========
  Total return (a) .....................................        26.9%           26.3%            25.9%           25.5%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) .................     $29,342          $1,221          $14,903             $68
  Ratio of net investment income to average net assets .        1.16%           0.92%            0.77%           0.64%
  Expenses net of waivers/reimbursements (b) ...........        1.50%           1.74%            1.61%           1.85%
  Expenses before waivers/reimbursements ...............        1.95%(d)        2.19%(d)         2.29%(d)        2.63%(d)
  Portfolio turnover rate ..............................         106%            106%             107%            107%


                                                              Year Ended September 30,
                                                            ----------------------------
                                                                        1994
                                                            ----------------------------
                                                             Retail             Service
Equity Fund                                                   Class             Class(c)
                                                            ---------          ---------
Operating performance:
  Net asset value, beginning of period .................        $9.91              $5.53
                                                            ---------          ---------
  Net investment income ................................         0.10               0.06
  Net realized and unrealized gain (loss) on investments         0.64              (0.11)
                                                            ---------          ---------
  Total from investment operations .....................         0.74              (0.05)
                                                            ---------          ---------
Distributions to shareholders:
  Net investment income ................................        (0.07)                --
  Net realized gain on investments .....................        (5.08)                --
                                                            ---------          ---------
  Total distributions ..................................        (5.15)                --
                                                            ---------          ---------
  Net asset value, end of period .......................        $5.50              $5.48
                                                            =========          =========
  Total return (a) .....................................          9.1%              (0.9)%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) .................       $8,637               $254
  Ratio of net investment income to average net assets .         1.63%              1.64%(e)
  Expenses net of waivers/reimbursements (b) ...........         0.71%              1.04%(e)
  Expenses before waivers/reimbursements ...............         1.94%(d)           2.29%(d)(e)
  Portfolio turnover rate ..............................          137%               137%
=====================================================================================================================

                                                                              Year Ended September 30,
                                                             --------------------------------------------------------
                                                                        1998                          1997
                                                             -------------------------    ---------------------------
                                                               Retail        Service       Retail           Service
Balanced Fund                                                   Class         Class         Class            Class
                                                             -----------    ----------    ----------       ----------
Operating performance:
  Net asset value, beginning of period ....................       $11.49        $11.46         $9.71            $9.69
                                                             -----------    ----------    ----------       ----------
  Net investment income ...................................         0.26          0.26          0.25             0.24
  Net realized and unrealized gain (loss) on investments ..         0.05          0.02          2.36             2.33
                                                             -----------    ----------    ----------       ----------
  Total from investment operations ........................         0.31          0.28          2.61             2.57
                                                             -----------    ----------    ----------       ----------
Distributions to shareholders:
  Net investment income ...................................        (0.26)        (0.22)        (0.25)           (0.22)
  Net realized gain on investments ........................        (0.56)        (0.56)        (0.58)           (0.58)
                                                             -----------    ----------    ----------       ----------
  Total distributions .....................................        (0.82)        (0.78)        (0.83)           (0.80)
                                                             -----------    ----------    ----------       ----------
  Net asset value, end of period ..........................       $10.98        $10.96        $11.49           $11.46
                                                             ===========    ==========    ==========       ==========
  Total return (a) ........................................          2.8%          2.6%         28.3%            28.0%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ....................     $128,222       $14,585       $67,034          $14,444
  Ratio of net investment income to average net assets ....         2.37%         2.16%         2.60%            2.37%
  Expenses net of waivers/reimbursements (f) ..............         1.20%         1.45%         1.28%            1.53%
  Expenses before waivers/reimbursements ..................         1.20%         1.45%         1.36%(d)         1.61%(d)
  Portfolio turnover rate .................................           77%           77%          110%             110%

                                                                                Year Ended September 30,
                                                             -----------------------------------------------------------
                                                                        1996                             1995
                                                             ---------------------------       -------------------------
                                                               Retail          Service          Retail          Service
Balanced Fund                                                   Class           Class            Class           Class
                                                             ----------       ----------       ---------       ---------
Operating performance:
  Net asset value, beginning of period ....................       $8.47            $8.45           $7.12           $7.10
                                                             ----------       ----------       ---------       ---------
  Net investment income ...................................        0.22             0.20            0.19            0.17
  Net realized and unrealized gain (loss) on investments ..        1.37             1.37            1.35            1.35
                                                             ----------       ----------       ---------       ---------
  Total from investment operations ........................        1.59             1.57            1.54            1.52
                                                             ----------       ----------       ---------       ---------
Distributions to shareholders:
  Net investment income ...................................       (0.22)           (0.20)          (0.19)          (0.17)
  Net realized gain on investments ........................       (0.13)           (0.13)             --              --
                                                             ----------       ----------       ---------       ---------
  Total distributions .....................................       (0.35)           (0.33)          (0.19)          (0.17)
                                                             ----------       ----------       ---------       ---------
  Net asset value, end of period ..........................       $9.71            $9.69           $8.47           $8.45
                                                             ==========       ==========       =========       =========
  Total return (a) ........................................        19.1%            18.9%           22.0%           21.7%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ....................     $23,158          $11,216          $6,912          $7,212
  Ratio of net investment income to average net assets ....        2.62%            2.34%           2.47%           2.26%
  Expenses net of waivers/reimbursements (f) ..............        1.32%            1.57%           1.35%           1.62%
  Expenses before waivers/reimbursements ..................        1.71%(d)         1.96%(d)        1.86%(d)        2.24%(d)
  Portfolio turnover rate .................................         111%             111%            133%            133%

                                                              Year Ended September 30,
                                                             --------------------------
                                                                         1994
                                                             --------------------------
                                                              Retail           Service
Balanced Fund                                                  Class            Class
                                                             ---------       ----------
Operating performance:
  Net asset value, beginning of period ....................     $10.89           $10.88
                                                             ---------       ----------
  Net investment income ...................................       0.12             0.15
  Net realized and unrealized gain (loss) on investments ..       0.42             0.36
                                                             ---------       ----------
  Total from investment operations ........................       0.54             0.51
                                                             ---------       ----------
Distributions to shareholders:
  Net investment income ...................................      (0.13)           (0.11)
  Net realized gain on investments ........................      (4.18)           (4.18)
                                                             ---------       ----------
  Total distributions .....................................      (4.31)           (4.29)
                                                             ---------       ----------
  Net asset value, end of period ..........................      $7.12            $7.10
                                                             =========       ==========
  Total return (a) ........................................        5.3%             4.7%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ....................     $3,081          $10,810
  Ratio of net investment income to average net assets ....       1.55%            2.15%
  Expenses net of waivers/reimbursements (f) ..............       1.68%            1.17%
  Expenses before waivers/reimbursements ..................       2.36%(d)         2.11%(d)
  Portfolio turnover rate .................................        168%             168%
=====================================================================================================================

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.45% (Retail Class) and 1.70% (Service Class) for 1998, and 1.50% (Retail Class) and 1.75% (Service Class) for the prior years.
(c)   Prior to January 28, 1994, no shares of the Service Class were issued.
(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(e)   Annualized.
(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.17% (Retail Class) and 1.42% (Service Class) for 1998, and 1.25% (Retail Class) and 1.50% (Service Class) for the prior years.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Financial Highlights (Continued)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                                   Year Ended September 30,
                                                           --------------------------------------------------------------------
                                                            1998         1997      1996          1995               1994
                                                           ------       ------    ------    ---------------    ----------------
                                                                                            Retail   Service   Retail    Service
Intermediate Bond Fund                                              Retail Class             Class   Class(d)   Class    Class(e)
                                                               -----------------------      ------   -------   ------    -------
Operating performance:
  Net asset value, beginning of period ..................  $10.29        $9.88     $9.98     $9.48    $9.48    $10.73    $10.51
                                                           ------       ------    ------    ------    -----    ------    ------
  Net investment income .................................    0.57         0.68      0.51      0.52     0.05      0.48      0.41
  Net realized and unrealized gain (loss)
    on investments ......................................    0.45         0.41     (0.10)     0.50    (0.14)    (1.04)    (1.03)
                                                           ------       ------    ------    ------    -----    ------    ------
  Total from investment operations ......................    1.02         1.09      0.41      1.02    (0.09)    (0.56)    (0.62)
                                                           ------       ------    ------    ------    -----    ------    ------
Distributions to shareholders:
  Net investment income .................................   (0.57)       (0.68)    (0.51)    (0.52)   (0.05)    (0.48)    (0.41)
  Net realized gain on investments ......................      --           --        --        --       --     (0.21)       --
                                                           ------       ------    ------    ------    -----    ------    ------
  Total distributions ...................................   (0.57)       (0.68)    (0.51)    (0.52)   (0.05)    (0.69)    (0.41)
                                                           ------       ------    ------    ------    -----    ------    ------
  Net asset value, end of period ........................  $10.74       $10.29     $9.88     $9.98    $9.34     $9.48     $9.48
                                                           ======       ======    ======    ======    =====    ======    ======
  Total return(a) .......................................    10.2%        11.4%      4.5%     11.1%    (1.0)%    (5.5)%    (6.8)%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ..................  $7,618       $5,912    $5,496    $4,729       $0    $7,339       $76
  Ratio of net investment income to average net assets ..    5.45%(b)     6.71%     5.43%     5.38%    4.85%     4.86%     6.05%(f)
  Expenses net of waivers/reimbursements(b) .............    1.08%(b)     1.11%     1.09%     1.17%    1.45%     0.92%     1.34%(f)
  Expenses before waivers/reimbursements(c) .............    2.08%(b)     1.70%     2.46%     2.47%    4.07%     1.75%     2.37%(f)
  Portfolio turnover rate ...............................     232%         628%      309%      165%      70%      203%      203%
===============================================================================================================================

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.00% for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) On November 8, 1994, all shares of the Service Class were redeemed and there have been no further shares issued in this class since that date. Accordingly, the NAV per share represents the net asset value on November 8, 1994.
(e)   Prior to January 28, 1994, no shares of the Service Class were issued.
(f)   Annualized.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Financial Highlights
Selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                             SmallCap Equity Fund               Realty Fund    Mighty Mites(SM) Fund
                                                        Year Ended         Period Ended         Year Ended          Period Ended
                                                    September 30, 1998  September 30, 1997  September 30, 1998  September 30, 1998
                                                    ------------------  ------------------  ------------------  ------------------
Operating performance:                                 Retail Class      Retail Class (d)    Retail Class (f)     Retail Class (g)
                                                    ------------------  ------------------  ------------------  ------------------
  Net asset value, beginning of period ............        $14.48             $10.00              $10.00              $10.00
                                                          -------             ------              ------              ------
  Net investment income (loss) ....................         (0.09)              0.08                0.37                0.04
  Net realized and unrealized gain (loss) on
    investments ...................................         (2.39)              4.40               (1.37)              (0.34)
                                                          -------             ------              ------              ------
  Total from investment operations ................         (2.48)              4.48               (1.00)              (0.30)
                                                          -------             ------              ------              ------
Distributions to shareholders:
  Net investment income ...........................            --                 --               (0.33)                 --
  In excess of net investment income ..............         (0.08)                --                  --                  --
  Net realized gain on investments ................         (0.60)                --                  --                  --
  In excess of net realized gain on investments ...         (0.14)                --               (0.24)                 --
                                                          -------             ------              ------              ------
  Total distributions .............................         (0.82)                --               (0.57)                 --
                                                          -------             ------              ------              ------
  Net asset value, end of period ..................        $11.18             $14.48               $8.43               $9.70
                                                          =======             ======              ======              ======
  Total return (a) ................................         (17.7)%             44.8%              (10.5)%              (3.0)%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ............       $11,694             $8,546              $1,815              $4,838
  Ratio of net investment income to average net
    assets.........................................         (0.74)%             1.89%(e)            3.87%               1.60%(e)
  Expenses net of waivers/reimbursements (b) ......          1.72%              1.89%(e)            1.70%               2.05%(e)
  Expenses before waivers/reimbursements (c) ......          2.11%              2.45%(e)            3.95%               4.50%(e)
  Portfolio turnover rate .........................           200%               146%                142%                 18%
====================================================================================================================================

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.50% for SmallCap Equity and Realty Funds and 2.00% for Mighty Mites Fund.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)   Period from April 15, 1997 (inception date of fund) to September 30, 1997.
(e)   Annualized.
(f)   Period from September 30, 1997 (inception date of fund) to September 30,
      1998.
(g)   Period from May 11, 1998 (inception date of fund) to September 30, 1998.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
The Gabelli Westwood Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Westwood Equity Fund, The Gabelli Westwood Balanced Fund, The Gabelli Westwood Intermediate Bond Fund, The Gabelli Westwood SmallCap Equity Fund, The Gabelli Westwood Realty Fund, and The Gabelli Westwood Mighty Mites Fund (constituting The Gabelli Westwood Funds, hereafter referred to as the "Fund") at September 30, 1998, the results of each of their operations, and the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 11, 1998

                           The GABELLI Westwood Funds
                           ==========================

                                   Equity Fund
                                  Balanced Fund
                             Intermediate Bond Fund
                              SmallCap Equity Fund
                                   Realty Fund
                               Mighty Mites(SM) Fund
                                   (Unaudited)

                  Gabelli Westwood Funds -- Retail Class Shares
                  ---------------------------------------------
                Average Annual Returns -- September 30, 1998 (a)

                             Calendar                       Life of   Inception
                          Third Quarter   1 Year   5 Year     Fund       Date
                          -----------------------------------------------------
    Equity..............       (9.0)%      (1.4)%   19.1%    14.5%     01/02/87
    Balanced............       (4.7)        2.8     15.1     14.3      10/01/91
    Intermediate Bond...        2.9        10.2      6.1      7.5      10/01/91
    SmallCap Equity.....      (18.8)      (17.7)      --     12.8      04/15/97
    Realty..............      (10.3)      (10.5)      --    (10.5)     09/30/97
    Mighty Mites(SM) ...       (5.1)         --       --     (3.0)(c)  05/11/98

                 Gabelli Westwood Funds -- Service Class Shares
                 ----------------------------------------------
               Average Annual Returns -- September 30, 1998 (a)(b)

                             Calendar                       Life of   Inception
                          Third Quarter   1 Year   5 Year     Fund       Date
                          -----------------------------------------------------
    Equity..............       (9.1)%      (5.7)%     --     16.8%     01/28/94
    Balanced............       (4.7)       (1.5)    13.8%    13.9      04/06/93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c) Represents cumulative total return for period of less than one year and is not annualized.

                           The GABELLI Westwood Funds
                           ==========================
                              One Corporate Center
                                  Rye, NY 10580
                        General and Account Information:
                            1-800 GABELLI (422-3554)
                               Fax: 1-914-921-5118
                             http://www.gabelli.com
                             email: info@gabelli.com

                               Board of Trustees

            SUSAN M. BYRNE                         JAMES P. CONN
            President and Chief                    Chief Investment Officer
            Investment Officer                     Financial Security Assurance
                                                   Holdings Ltd.

            KARL OTTO POHL                         WERNER J. ROEDER, MD
            Former President                       Director of Surgery
            Deutsche Bundesbank                    Lawrence Hospital

            ANTHONY J. COLAVITA
            Attorney-at-Law
            Anthony J. Colavita, P.C.

                                     Officers

            SUSAN M. BYRNE                         BRUCE N. ALPERT
            President and Chief                    Vice President and
            Investment Officer                     Treasurer

            LYNDA J. CALKIN, CFA                   PATRICIA R. FRAZE
            Vice President                         Vice President

            JAMES E. McKEE
            Secretary

                               Investment Adviser
                             Gabelli Advisers, Inc.

                             Investment Sub-Adviser
                         Westwood Management Corporation

                                   Distributor
                             Gabelli & Company, Inc.

                                    Custodian
                              The Bank of New York

                                  Legal Counsel
                                Battle Fowler LLP

                             Independent Accountants
                           PricewaterhouseCoopers LLP

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This report is for the information of the shareholders of The Gabelli Westwood
Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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